UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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[   ]           Preliminary Proxy Statement                                                      [   ]         Confidential, for Use of the Commission Only
[X]           Definitive Proxy Statement                                                                      (as permitted by Rule 14a-6(e)(2))
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[   ]           Soliciting Material under Rule 14a-12

GameTech International, Inc.
(Name of Registrant as Specified In Its Charter)
_________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GAMETECH INTERNATIONAL, INC.
NOTICE OF THE 2010 ANNUAL MEETING OF STOCKHOLDERS
APRIL 13, 2011

To Our Stockholders:

The 2011 Annual Meeting of Stockholders of GameTech International, Inc., a Delaware corporation, will be held at 8850 Double Diamond Parkway, Reno, Nevada 89521, on Wednesday, April 13, 2011 at 9:00 a.m., local time, for the following purposes:

1.	To elect four directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified;

2	To approve the GameTech International, Inc. 2011 Stock Incentive Plan;

3.	To ratify the appointment of Piercy Bowler Taylor & Kern an independent registered public accounting firm, as our independent auditor for the fiscal year ending October 30, 2011; and

4.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

We have fixed the close of business on February 25, 2011 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any postponement or adjournment thereof.  Shares of common stock can be voted at the meeting only if the holder is present at the meeting in person or by valid proxy.

We cordially invite you to attend the meeting.  Please read the attached proxy statement for a discussion of the matters to be voted on at the meeting.

If you are unable to attend in person and wish to have your shares voted, you may submit your vote (1) by completing and signing the enclosed proxy and returning it in the accompanying postpaid envelope in accordance with the enclosed proxy card, or (2) in accordance with the instructions of your bank, broker, or nominee, if your shares are held in street name.  If you attend the meeting, you may also submit your vote in person and any vote you previously submitted will be superseded by the vote you cast at the meeting.

By Order of the Board of Directors,

/s/ James Robertson
James Robertson
Vice President, General Counsel, and Corporate Secretary

Reno, Nevada
March 7, 2011

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON APRIL 13, 2011.
The Company’s Proxy Statement and Annual Report to Stockholders for the fiscal year ended
October 31, 2010 are available at http://www.proxyvote.com

GAMETECH INTERNATIONAL
8850 Double Diamond Parkway
Reno, Nevada  89521

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why am I receiving this proxy statement?

A:
The board of directors (the “Board”) of GameTech International, Inc. (the “Company”) is soliciting your proxy to vote at the annual meeting because you owned shares of our common stock at the close of business on February 25, 2011, the record date for the meeting, and are entitled to vote at the meeting.  The proxy statement, along with a proxy card or a voting instruction card, is being mailed to stockholders beginning March 7, 2011.  The proxy statement summarizes the information you need to know to vote at the annual meeting.  You do not need to attend the annual meeting to vote your shares.

Q:	On what matters will I be voting?

A:
At the annual meeting, our stockholders will be asked (1) to elect four directors to serve a one-year term of office expiring at our annual meeting following the end of the 2011 fiscal year, (2) to approve the GameTech International, Inc. 2011 Stock Incentive Plan, and (3) to ratify the appointment of Piercy Bowler Taylor & Kern, an independent registered public accounting firm, as our independent auditor for the fiscal year ending October 30, 2011.

The Board does not know of any matters to be presented at our 2011 annual meeting other than those described in this proxy statement.  However, if any other matters properly come before the meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote the shares represented by them in accordance with their best judgment.

Q:	Where and when will the meeting be held?

A:	The meeting will be held at our corporate office at 8850 Double Diamond Parkway, Reno, Nevada, 89521, on April 13, 2011 at 9:00 a.m., local time.

Q:	How can I obtain directions to the meeting?

A:	For directions to our 2011 annual meeting, please contact our corporate office at (775) 850-6000.

Q:	Who is soliciting my proxy?

A:
Our Board is soliciting your proxy that will be voted at our 2011 annual meeting of stockholders.  By completing and returning the proxy card or voting instruction card, you are authorizing the proxy holder to vote your shares at our annual meeting as you have instructed on the card.

Q:	How many votes may I cast?

A:	Each holder of common stock is entitled to one vote, in person or by proxy, for each share of our common stock held of record on the record date.

Q:	How many votes can be cast by all stockholders?

A:	As of the record date, we had 11,521,527 shares of common stock outstanding, each of which is entitled to one vote.

Q:	How many shares must be present to hold the meeting?

A:	Our bylaws provide that a majority of the total number of shares of common stock outstanding constitutes a quorum and must be present to conduct a meeting of our stockholders.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
If your shares are registered directly in your name with our transfer agent, BNY Mellon Shareowner Services, you are considered, with respect to those shares, the “stockholder of record.”  The proxy materials have been directly sent to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.”  The proxy materials have been forwarded to you by your broker, bank, or nominee who is considered, with respect to those shares, the stockholder of record.  As the beneficial owner, you have the right to direct your broker, bank, or nominee how to vote your shares by following their instructions which are included with this proxy, if applicable.

Q:	Can my shares be voted if I do not return the proxy card and do not attend the meeting in person?

A:
If you hold shares in street name and you do not provide voting instructions to your broker, bank, or nominee, your shares will not be voted on any proposal for which your broker does not have discretionary authority to vote (a “broker non-vote”).  Brokers generally have discretionary authority to vote shares held in street name on “routine” matters but not on “non-routine” matters.  Proposals to ratify the appointment of the independent auditor are generally considered “routine” matters.  Proposals to elect directors and to approve stock incentive plans are “non-routine” matters.

If you do not vote the shares held in your name, your shares will not be voted.  However, the Company may vote your shares if you have returned a blank or incomplete proxy card (see “What happens if I return a proxy card without instructions?” below regarding record holders).

Q:	What vote is required to approve each item?

A:
Election of Directors.  Our bylaws provide that directors are elected by a plurality of the votes cast by holders of our common stock present in person or represented by proxy and entitled to vote at the annual meeting.  This means that the director nominee with the most votes for a particular slot is elected for that slot.  You may vote “for” all director nominees or withhold your vote for any one or more of the director nominees.  Only votes “for” are counted in determining whether a plurality has been cast in favor of a director.  Abstentions, withheld votes, and broker non-votes will have no effect on the plurality vote for the election of directors.

All Other Matters.  All other matters coming before the annual meeting will be decided by the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting, except as otherwise provided by statute, our certificate of incorporation, or our bylaws.  This default standard (the affirmative vote of a majority of shares present and entitled to vote at the meeting) applies to the proposals to approve the GameTech International, Inc. 2011 Stock Incentive Plan and to ratify the appointment of Piercy Bowler Taylor & Kern, an independent registered public accounting firm, as our independent auditor for the fiscal year ending October 30, 2011.

With respect to any matter that is properly brought before the meeting, the election inspectors will treat abstentions as unvoted.

Q:	How do I vote?

A:	You may vote using any of the following methods:

•   Record holders: Record holders can vote by filling out the proxy card and returning it in the postage paid return envelope.  You can also vote by telephone or Internet.  Voting instructions are provided on the proxy card contained in the proxy materials.

•   Street holders:  If your shares are in street name, you must vote in accordance with the voting instruction form provided by your broker, bank, or nominee.  The availability of telephone and Internet voting will depend on the voting process of your broker, bank, or nominee.

•   In person at the annual meeting:  You may also vote in person at the annual meeting, either by attending the meeting yourself or authorizing a representative to attend the meeting on your behalf.  You may also execute a proper proxy designating that person.  If you are a street holder of shares, you must obtain a proxy from your broker, bank, or nominee naming you as the proxy holder and present it to the inspectors of election with your ballot when you vote at the annual meeting.

Q:	Once I deliver my proxy, can I revoke or change my vote?

A:
Yes.  You may revoke or change your proxy at any time before it is voted by giving a written revocation notice to our corporate secretary, by delivering timely a proxy with a later date, or by voting in person at the meeting.

Q:	What happens if I return a proxy card without voting instructions?

A:
•   Record holders:  If you are a stockholder of record and return a proxy card without voting instructions, your shares will be voted (1) FOR all the director nominees, (2) FOR adoption of the GameTech International, Inc. 2011 Stock Incentive Plan, and (3) FOR the ratification of the appointment of Piercy Bowler Taylor & Kern as our independent auditor for the fiscal year ending October 30, 2011.

•   Street holders:  If you are a beneficial owner of shares and do not give voting instructions to your broker, bank, or nominee, they will only be entitled to vote your shares with respect to “routine” items, such as the proposal to ratify the appointment of the independent auditor.

Q:	Who pays for soliciting proxies?

A:
We are paying for all costs of soliciting proxies.  Our directors, officers, and employees may request the return of proxies by mail, telephone, Internet, telefax, telegram, or personal interview.  We are also requesting that banks, brokerage houses, and other nominees or fiduciaries forward the soliciting material to their principals and that they obtain authorization for the execution of proxies.  We will reimburse them for their expenses.

Q:	Could other matters be considered and voted upon at the meeting?

A:
Our Board does not expect to bring any other matter before the annual meeting and is not aware of any other matter that may be considered at the meeting.  In addition, pursuant to our bylaws, the time has elapsed for any stockholder to properly bring a matter before the meeting.  However, if any other matter does properly come before the meeting, the proxy holders will vote the proxies as the Board may recommend.

Q:	What happens if the meeting is postponed or adjourned?

A:	Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy at any time until it is voted.

Q:	How can stockholders present proposals for inclusion in our proxy materials relating to our 2012 annual meeting?

A:
Any stockholder who wishes to present a proposal for inclusion in our proxy materials relating to our 2012 annual meeting must give us notice in advance of the meeting in accordance with the requirements of Rule 14a-8(e) of the Securities Exchange Act of 1934 (the “Exchange Act”).  The notice must be received by our corporate secretary no later than October 31, 2011, although this date will change if the date of our 2012 annual meeting is 30 calendar days earlier or later than April 13, 2012.

Any stockholder who wishes to present a proposal at our 2012 annual meeting must give us notice in advance of the meeting.  The notice must be received by our corporate secretary no later than February 13, 2012 although this date will change if the date of our 2012 annual meeting is 30 calendar days earlier or later than April 13, 2012.

All stockholder proposals must comply with Section 1.13 of our bylaws in order to be eligible for consideration at a stockholders’ meeting.  Our bylaws are filed with the Securities & Exchange Commission (“SEC”), and stockholders should refer to the bylaws for a complete description of the requirements.

Any stockholder who desires to nominate one or more candidates for election as directors at our 2012 annual meeting must forward the nomination(s) to our corporate secretary at the address shown on the first page of this Proxy Statement in time to arrive at our offices no later than February 13, 2012.  All such nominations must contain the information required by Section 1.12 of our bylaws, and all nominees must satisfy the director qualification requirements contained in Section 2.1 of our bylaws in order to serve as a member of our Board.

We will provide upon written request, without charge to each stockholder of record as of the record date, a copy of our annual report on Form 10-K for the fiscal year ended October 31, 2010, as filed with the SEC.  We will also furnish any exhibits listed in our annual report on Form 10-K upon request at the actual expense we incur in furnishing such exhibits.  Any such requests should be directed to our corporate secretary at our corporate office set forth in this proxy statement.

STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS,

AND CERTAIN BENEFICIAL OWNERS

Stock Ownership of Directors and Executive Officers

The following table sets forth certain information regarding beneficial ownership of our common stock as of February 11, 2011, for (1) each current director and director nominee, (2) each current and former executive officer for whom compensation information is disclosed under the caption “Executive Compensation” (our “Named Executive Officers”), and (3) all of our current directors, director nominees, and Named Executive Officers as a group, determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934 (“Exchange Act”).  Unless otherwise indicated and subject to community property laws when applicable, all shares shown as beneficially owned are held with sole voting and investment power.

	Shares of GameTech Common Stock
Name of Beneficial Owner	Owned (1)		Stock Options Exercisable and Restricted Stock Vesting within 60 Days (2)	Total Shares Beneficially Owned		Percent of Class (3)

Directors and Director Nominees
Richard H. Irvine	52,667	(4)	43,311	95,978		*
Kevin Y. Painter(7)	-		-	-		*
Scott H. Shackelton	42,347	(5)	103,243	145,590		1.3%
Donald K. Whitaker	11,667		78,243	89,910		*

Named Executive Officers
Richard T. Fedor	1,700,763		297,200	1,997,963	(6)	16.9%
William P. Fasig	-		33,334	33,334		*
Suzanne Chennault	1,250		-	1,250		*
Timothy J. Minard	-		-	-		*

All current directors, director nominees, and Named Executive Officers as group (five persons)	107,931		258,131	366,062		3.1%

* Less than 1%

(1)
Excludes shares subject to options currently exercisable or exercisable within 60 days and restricted stock grants scheduled to vest within 60 days, which shares are set forth separately in the next column.  No shares are pledged as security.

(2)
Consists of shares subject to options currently exercisable or exercisable within 60 days and restricted stock grants scheduled to vest within 60 days of February 11, 2011.  These shares are deemed to be outstanding for purposes of computing the percentage of outstanding common stock owned by such persons individually and by all directors and executive officers as a group, but are not deemed to be outstanding for the purpose of computing the individual ownership percentage of any other person.

(3)
Based on 11,521,527 shares of our Common Stock outstanding on February 25, 2011.  Any securities not outstanding which are subject to options or conversion privileges exercisable within 60 days of February 11, 2011 are deemed outstanding for the purpose of computing the percentage of outstanding securities of the class owned by any person holding such securities but are not deemed outstanding for the purpose of computing the percentage of the class owned by any other person.

(4)	All 52,667 shares of common stock are held by a family trust however, Mr. Irvine retains sole voting and dispositive power.

(5)	All 42,347 shares of common stock are held by a family trust however, Mr. Shackelton retains sole voting and dispositive power.

(6)
Based on information contained in Schedule 13G/A filed February 15, 2011, Mr. Fedor beneficially owned 1,997,963 shares as of December 31, 2010, including: (i) 297,200 shares represented by stock options then exercisable and restricted stock then vesting within 60 days: and (ii) 747,531 shares owned of record by Mr. Fedor’s wife, Bonnie G. Fedor, with whom Mr. Fedor shares voting and dispositive power.  Mr. Fedor’s address is 340 Winding Ridge Southington, Connecticut.  Collectively, Richard Fedor, Bonnie G. Fedor, and their adult children Kristin Fedor and Richard Fedor, Jr. (whose ownership is reflected in the next table) beneficially own 3,254,713 shares, representing approximately 27.55% of our outstanding stock.

(7)	Mr. Painter, who is not currently a director of our Company, has been nominated by our Board of Directors for election at our 2011 Annual Meeting.

Stock Ownership of Certain Beneficial Owners

As of February 25, 2011, the persons named below were, to our knowledge, the only beneficial owners of more than 5 percent of our outstanding common stock, determined in accordance with Rule 13d-3 of the Exchange Act, other than Richard T. Fedor, whose beneficial ownership are described above.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)

Mr. Charles Jobson
One International Place, Suite 2401	1,182,209(2)	10.3%
Boston, Massachusetts 02110

Ms. Kristin Fedor(3)
340 Winding Ridge	645,177(4)	5.6%
Southington, CT 06489

Mr. Richard Fedor, Jr.(3)
3370 St. Rose Parkway #522	611,573(5)	5.3%
Henderson, NV 89052

(1)	Based on 11,521,527 shares of our Common Stock outstanding on February 25, 2011.

(2)
Based on information contained in a Schedule 13G/A filed with the SEC on January 14, 2011 indicating 625,846 shares of common stock beneficially owned by various entities under common control of Delta Partners LLC, with voting and dispositive power of those shares shared with Mr. Charles Jobson, Managing Member of Delta Partners LLC.  Mr. Jobson has sole voting and dispositive power over the remaining 556,363 reported shares.

(3)
Kristin Fedor and Richard Fedor, Jr. are the adult children of Richard Fedor and Bonnie G. Fedor, whose beneficial ownership is reflected in the previous table.  Collectively, Richard Fedor, Bonnie G. Fedor, Kristin Fedor, and Richard Fedor, Jr. beneficially own 3,254,713 shares, representing approximately 27.55% of our outstanding stock.

(4)	Based on information contained in a Schedule 13G filed with the SEC on January 14, 2011.

(5)	Based on information contained in a Schedule 13G filed with the SEC on January 14, 2011. Richard Fedor, Jr. is employed by the Company as Director of Business Development.

ELECTION OF DIRECTORS

General

Our bylaws provide that the number of directors shall be fixed from time to time by resolution of our Board, and by resolution the Board has set the number of directors at four.  The current term of office of all three of our current directors expires at our 2011 annual meeting.  At the recommendation of our Nominations Committee, our Board has nominated four individuals for election at our 2011 annual meeting, for a term of office expiring at our 2012 annual meeting or until their successors are duly elected and qualified. Three of the nominees currently serve on our Board: Richard H. Irvine, Scott H. Shackelton, and Donald K. Whitaker.  The fourth nominee, Kevin Y Painter, was nominated for election by our current Board on February 28, 2011.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the nominees named below.  In the event that any nominee is unable or declines to serve as a director at the time of our meeting, the proxies will be voted for any nominee designated by our current Board to fill the vacancy.  We do not expect that any nominee will be unable or will decline to serve as a director.  Under our bylaws, directors are elected by plurality vote.

Nominations and Communications with Directors

Our Board is open to suggestions from our stockholders on candidates for election to the board of directors.  All nominations of candidates for election as directors must comply with Section 1.12 of our bylaws, which are on file with the SEC.  To serve as a member of our Board, nominees must satisfy the director qualification requirements detailed in Section 2.1 of our bylaws.  A stockholder may nominate a candidate for election as a director by sending the following information to our corporate secretary:

•	the suggested nominee’s name, age, business address and residence address;

•	the suggested nominee’s principal occupation or employment;

•
the suggested nominee’s complete resume or a statement of the suggested nominee’s qualifications to serve as a director of the Company (including education, work experience, knowledge of the Company’s industry, any current or prior membership on the board of directors of another corporation that operates in the gaming industry and any senior executive positions held with another corporation that operates in the gaming industry);

•	the number of shares of Company stock which are owned beneficially and of record by the suggested nominee, if any;

•	any material relationship, whether financial or otherwise, between yourself and the suggested nominee;

•	the suggested nominee’s executed written consent to being nominated for election as a director and to serving as a director if elected;

•
any director qualification questionnaire(s) and/or applications as the Board may determine are required by gaming boards, commissions, or similar regulatory or law enforcement bodies with regulatory authority over the Company;

•	your name and mailing address as those appear on the Company’s books, and the number of shares of the Company you beneficially own as of the date of notice; and

•
the names and mailing addresses of any other stockholders known by you to be supporting such nominee whether by agreement, understanding, or any other arrangement, and, if known, the number of shares of Company stock owned by those other stockholders.

The information should be sent to the committee addressed as follows:  Corporate Secretary, GameTech International, Inc., 8850 Double Diamond Parkway, Reno, Nevada  89521.  In accordance with our bylaws, the nomination must be delivered, by certified mail, to this address (our principal offices) and must be received no later than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company.

In general, stockholders may communicate with our Board or specific members of our Board, including the members of our various board committees, by submitting a letter addressed in care of the Board of Directors at the Company’s principal offices as provided above.  Any stockholder communication addressed in this manner will be delivered, unopened, to the director to whom it is addressed, or to the Secretary if addressed to the Board.

Director Nominees

The following table sets forth certain information regarding our nominees for election as directors, including whether each has been determined by the Board to be “independent” as defined by the listing standards of The NASDAQ Stock Market, LLC (“NASDAQ”).

Name	Age	Position	Independent
Richard H. Irvine	69	Director	Yes
Kevin Y. Painter	54	Director Nominee	Yes
Scott H. Shackelton	61	Director	Yes
Donald K. Whitaker	68	Director	Yes
________________

Richard H. Irvine has served as a director of our Company since September 2005.  Mr. Irvine served as Senior Vice President, North American Sales for Bally Gaming and Systems, Inc. from April 2004 to April 2005 and is currently retired.  From January 2003 to January 2004, Mr. Irvine served as Vice President, Sales for A.C. Coin and Slot.  Mr. Irvine served as our Executive Vice President – Chief Operating Officer from February 1999 to January 2001 and as our Executive Vice President of Planning and Development from January 2001 to October 2001.  Prior to that, Mr. Irvine served in various officer positions for Mikohn Gaming; Boomtown, Inc.; The Walt Disney Company; Unicorn/Sovaminco; and International Game Technology.

Kevin Y Painter is a Partner and Director of Focus Point Enterprises, LLC, a firm which develops and invests in operating companies within the real estate, engineering, and manufacturing industries in North America, Hong Kong, and China.  Prior to co-founding Focus Point Enterprises, LLC in 2007, Mr. Painter served as General Manager of Lisa Frank, Inc., a toy and clothing company with operations in Arizona, Hong Kong, and China.  Mr. Painter joined Lisa Frank, Inc. in 2007 after having served seven years as Managing Director of E-Strategy, Ltd, a company specializing in the development and management of manufacturing entities in China and Southeast Asia, and the provision of consulting services and engineering representation in China and Southeast Asia. In this role, Mr. Painter worked with and represented gaming companies and suppliers to gaming companies to develop, design, and build gaming products; including Ainsworth, Aristocrat, Atronic, and Ceronix, Inc.   From 1996 to 2000, Mr. Painter served in various positions with IBM Corporation, including Chairman of IBM Technology Products Co., IBM Corporation’s first wholly owned manufacturing entity in China, and as Director and Chief Financial Officer of Hailiang Storage Products Co., an IBM joint venture in Shenzhen, China. Our Board of Directors believes that Mr. Painter’s substantial operational experience and his experience leading, managing, and overseeing numerous business enterprises will allow him to make meaningful contributions to our Board.

Scott H. Shackelton has served as a member of our Board of Directors since October 2004.  Mr. Shackelton currently owns and manages Sierra Aspen Properties, LLC, a real estate business, and on occasion works as an independent financial consultant.  He also currently serves as a Trustee and Chairman of the Audit Committee of the Board of Trustees for the Walter S. Johnson Foundation, which provides funding to youth and family non-profit organizations.  Mr. Shackelton’s experience includes financial consulting from January 2003 through March 2004.  From June 2001 to October 2002, Mr. Shackelton served as Chief Financial Officer of IGO Corporation, a company specializing in battery units and accessories for mobile technology products.  From October 1999 to June 2001, Mr. Shackelton served in various positions including Vice President of Finance, Treasurer and Assistant Secretary of Sharegate Inc., a telecommunications product development company.  From April 1996 to October 1999, Mr. Shackelton served as Chief Financial Officer of Innovative Gaming Corporation of America.  From 1980 to 1996, Mr. Shackelton served in various positions with International Game Technology, Inc., including Vice President of Finance and Treasurer.

Donald K. Whitaker has served as a member of our Board of Directors since March 2004.  Mr. Whitaker founded Ceronix, Inc., a leading manufacturer of custom-designed color video monitors for the gaming industry, in 1984, and has served as its President and Chairman of the Board since inception.

The Board unanimously recommends a vote FOR each of the nominees listed above.

Information Relating to Corporate Governance, the Board of Directors, and Board Committees

Our bylaws authorize our Board to appoint one or more committees, each consisting of one or more directors.  Our Board has established an Audit Committee, a Compensation Committee, a Nominations Committee, and a Compliance Committee.

Our Board has adopted charters for each of the Audit, Compensation, Nominations, and Compliance Committees.  Each Committee’s charter describes the authority and responsibilities delegated to it by the Board.  Our Board has also adopted Corporate Governance Guidelines, a Code of Conduct, and a Code of Ethics for the Chief Executive and Senior Financial Officers.  We post on our website at www.gametech-inc.com, the charters of our Audit, Compensation, and Nominations Committees; our Corporate Governance Guidelines, Code of Conduct, and Code of Ethics for the Chief Executive and Senior Financial Officers, and any amendments thereto; and any other corporate governance materials contemplated by SEC or NASDAQ regulations.  These documents are also available in print to any stockholder requesting a copy in writing from our corporate secretary at our corporate offices set forth on the first page of this proxy statement.

We regularly schedule executive sessions at which independent directors meet without the presence or participation of management.  The Chairs of the Audit Committee, Compensation Committee, and Nominations Committee each act as presiding director of such executive sessions on a rotating basis.

Board and Committee Meetings

Our Board held six meetings during the fiscal year ended October 31, 2010.  Each director who was a member of our Board during fiscal 2010 attended at least 75% of the aggregate of (i) the total number of meetings of the Board; and (ii) the total number of meetings held by all committees of the Board on which such director was a member.

We encourage our directors to attend every annual meeting of stockholders.  To this end, and to the extent reasonably practical, we regularly schedule a meeting of the Board on the same day as our annual meeting of stockholders.  Each director who was a member of our Board during fiscal 2010 attended the 2010 Annual Meeting of Stockholders.

At the end of fiscal year 2010, each Committee had the following members and had held the following number of meetings:

Audit Committee
Members	Meetings in 2010
Scott H. Shackelton, Chairman Richard H. Irvine Donald K. Whitaker	7

Compensation Committee
Members	Meetings in 2010
Richard H. Irvine, Chairman Scott H. Shackelton Donald K. Whitaker	6

Nominations Committee
Members	Meetings in 2010
Richard H. Irvine, Chairman Scott H. Shackelton Donald K. Whitaker	2

Compliance Committee
Members	Meetings in 2010
Donald K. Whitaker, Chairman and Member Patrick Crawford – Member and Company Compliance Officer James Robertson – Vice President, General Counsel, and Corporate Secretary Dennis Gallagher – Independent Member Designee	3

The Audit Committee

The purpose of the Audit Committee is to oversee the financial and reporting processes of our Company and the audits of the financial statements of our Company and to provide assistance to our Board with respect to the oversight of the integrity of the financial statements of our Company, our Company’s compliance with legal and regulatory matters, our independent auditor’s qualifications and independence, and the performance of the independent auditor of our Company.  The primary responsibilities of the Audit Committee are set forth in its charter and include various matters with respect to the oversight of our Company’s accounting and financial reporting process and audits of the financial statements of our Company on behalf of our Board.

In discharging its oversight role, the Audit Committee is empowered to study or investigate any matter of interest or concern that the Audit Committee deems appropriate.  In this and other regards, the Audit Committee has the authority, without seeking Board approval, to engage and obtain advice and assistance from outside legal, accounting, and other advisors as it deems necessary to carry out its duties.

The Audit Committee also selects the independent auditor to conduct the annual audit of the financial statements of our Company; reviews the proposed scope of such audit; reviews accounting and financial controls of our Company with the independent auditor and our financial accounting staff; and reviews and approves transactions between us and our directors, officers, and their affiliates.

The Board has determined that all members of the Audit Committee are independent, as independence for Audit Committee members is defined under applicable NASDAQ rules and SEC rules related to audit committee members, and is financially literate, as required by NASDAQ listing standards.  The Board has determined that Mr. Shackelton (whose background is detailed above) qualifies as an “audit committee financial expert” as defined by SEC rules, and meets the qualifications of “financial sophistication” in accordance with NASDAQ listing standards. Mr. Shackelton currently serves as the Chairman of the Audit Committee.  Stockholders should understand that these designations related to an Audit Committee member’s experience and understanding do not impose upon him or her any duties, obligations or liabilities greater than those generally imposed on other members of the Board.

The Compensation Committee

All of the members of the Compensation Committee are independent, as independence for compensation committee members is defined in the listing standards of NASDAQ.  The Compensation Committee operates under a written charter adopted by the Board, which is available on our website at www.gametech-inc.com.

The purpose and duties of the Compensation Committee includes (1) determining, or recommending to our Board for determination, the compensation of the Chief Executive Officer and our other executive officers and discharging the responsibilities of our Board of Directors relating to the Company’s compensation programs, (2) monitoring incentive and equity based compensation plans, and (3) preparing reports, including (i) an annual report for inclusion in our proxy statement, (ii) reports to the Board, and (iii) maintaining minutes or other records of meeting and activities of the Committee.  The Compensation Committee may delegate any or all of its responsibilities to a subcommittee of the Compensation Committee.  In discharging its duties and responsibilities, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate and shall have the sole authority, without seeking Board approval, to retain outside counsel or other advisors for this purpose, including the authority to approve the fees payable to such counsel or advisors and any other terms of retention.

The Compensation Committee is a standing committee that consists of independent directors.  Our Chief Executive Officer reviews the performance, salary, and bonus of the other executive officers with the Compensation Committee.  The conclusions reached and the recommendations based on these reviews, including with respect to salary adjustments and annual bonus awards, if any, are reviewed by the Compensation Committee, which makes recommendations to the Board.  The Chairman of the Board will review the performance of the Chief Executive Officer’s performance, salary, and bonus with the Compensation Committee which makes a recommendation to the Board for their approval.  The Board does not delegate the authority to establish executive officer compensation to any other person and has not retained any compensation consultants to determine or recommend the amount or form of executive and director compensation.  Instead, in setting compensation for the Chief Executive Officer, the Board relies on recommendations from the Compensation Committee and our human resources personnel.

The Nominations Committee

The purpose of the Nominations Committee includes the selection or recommendation to the Board of nominees to stand for election as directors at each election of directors, the oversight of the selection and composition of committees of the Board, the oversight of the evaluations of the Board and management, and the development and recommendation to the Board of a set of corporate governance principles applicable to our Company.  All of the members of the Nominations Committee are independent, as independence is defined under NASDAQ rules.

The Nominations Committee will consider persons recommended by stockholders for inclusion as nominees for election to our Board if such nominations are made in accordance with Section 1.12 of our bylaws (for more information, see “Nominations and Communications with Directors”).  The Nominations Committee identifies and evaluates nominees for our Board, including nominees recommended by stockholders, based on numerous factors it considers appropriate, some of which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the nominee would fill a present need on our Board.

The Compliance Committee

The purpose of the Compliance Committee is to oversee the regulatory requirements set forth by gaming jurisdictions.  The committee is required to meet at least four times per year and is made up of four members.  One member is a director of the Company, one is the Company’s Corporate Compliance Officer, one is the Company’s General Counsel, and the fourth is an independent member who is experienced in the gaming regulatory process and is familiar with the laws regulating and controlling gaming activities.  The Compliance Committee was formed under the Company’s Compliance Plan that was approved by the Nevada Gaming Control Board.  This committee is required by various jurisdictions in which the Company holds gaming licenses.

Compensation of Directors

The following table provides a summary of compensation paid to the Company’s non-employee directors during the fiscal year ended October 31, 2010.  In fiscal year 2010, Mr. Fedor was employed by the Company as our Executive Chairman and did receive any additional compensation for his service as a director.

Name	Fees Earned or Paid in Cash ($)	Option Awards(1) ($)	All Other Compensation ($)		Total ($)
Scott H. Shackelton	27,600	15,377	--		42,977
Richard H. Irvine	21,545	12,985	--		34,530
Donald K. Whitaker	11,500	12,820	--		24,320
Steve M. Rittvo(2)	8,500	12,491	--		20,991
Floyd “Bud” Glisson(3)	4,000	11,500	133,874	(4)	149,374
______________

(1)
The amounts shown in this column reflect the aggregate grant date fair value of our option awards computed in accordance with FASB ASC Topic 718.  For information regarding the assumptions we used in valuing these our option awards, see Note 2 (“Stock-Based Compensation”) to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended October 31, 2010.

(2)	Mr. Rittvo served as a member of our Board from February 2010 until August 2010.

(3)
Mr. Glisson served as a member of our Board from February 2010 until July 2010.  In addition, he served as our President and Chief Executive Officer from March 2010 until July 2010, although Mr. Fedor, then serving as our Executive Chairman, was our principal executive officer during the entirety of Mr. Glisson’s employment with the Company.

(4)
This “All Other Compensation” figure represents payments made to Mr. Glisson in anticipation of or during his employment period (see note 3).  These payments include salary payments totaling $122,500, relocation reimbursements of $9,443, and an allowance for gasoline expense.

During fiscal 2010, up until July 20, 2010, all of our non-employee directors received compensation for their services as members of the Board in the amount of $6,000 per quarter, and $1,000 per meeting attended.  In addition to compensation received for service as Board members, Mr. Shackelton received $2,500 per Audit Committee meeting attended for his service as Chairman of the Audit Committee; Messrs. Irvine and Whitaker each received $500 for their attendance at any Audit Committee meeting; Mr. Whitaker received fees of $750 per Compliance Committee meeting for his service as Chairman of the Compliance Committee; and Mr. Irvine received fees of $750 per Compensation Committee meeting for his service as Chairman of the Compensation Committee.

On July 20, 2010, the Board elected to change the form of compensation payable to non-employee directors so that all director compensation for service and board and committee meetings attended would be payable in stock options in lieu of cash.   All such options were to be granted on the date each quarterly director compensation payment was due or on the date each board or committee meeting was held.  This change in the form of non-employee director compensation was unanimously recommended to the Board of Directors by the Compensation Committee in order to conserve existing cash and reduce expenses.

On August 31, 2010, the Compensation Committee of Board of Directors approved the following grants of stock options to the three non-employee members of the Board of Directors as their compensation for the six-month period ended March 1, 2011:  40,000 stock options granted to Scott H. Shackelton, and 30,000 stock options granted to each of Richard H. Irvine and Donald K. Whitaker.  These stock options have an exercise price equal to the closing price of the Company’s common stock as quoted on NASDAQ on the date of grant, became fully vested six months from the date of grant, and will expire ten years from the date of grant.

Our non-employee directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with their attendance at Board meetings and in performing other responsibilities on behalf of the Company.  The Company provides each non-employee director with an allowance for gasoline expenses, although no such director received in excess of $10,000 for such expenses in fiscal 2010.  The aggregate amount recorded for gasoline expenses for all non-employee directors during fiscal 2010 was $13,955.

REPORT OF THE AUDIT COMMITTEE

Our Audit Committee is comprised of three independent directors, as “independence” is defined under NASDAQ rules.

The purpose of the Audit Committee is to assist with the oversight of our Board in the integrity of the financial statements of our Company, our Company’s compliance with legal and regulatory matters, the independent auditor’s qualifications and independence, and the performance of the independent auditor of the Company.  The primary responsibilities of the Committee include overseeing our Company’s accounting and financial reporting process and audits of the financial statements of our Company on behalf of the Board.  The Audit Committee also selects the independent auditor to conduct the annual audit of the financial statements of our Company; reviews the proposed scope of such audit; reviews accounting and financial controls of our Company with the independent auditor and our financial accounting staff; and reviews and approves transactions between us and our directors, officers, and their affiliates.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.  The independent auditor is responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements with management and the independent auditor.  The Committee discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61, “Communication with Audit Committees,” as amended by SAS 89 and SAS 90, and Rule 2-07, “Communication with Audit Committees,” of Regulation S-X.  This included a discussion of the auditor’s judgments as to the quality, not just the acceptability, of our Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards.  In addition, the Committee received from the independent auditor written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the audit committee concerning independence.  The Committee also discussed with the independent auditor the auditor’s independence from management and our Company, including the matters covered by the written disclosures and letter provided by the independent auditor.

The Committee discussed with our independent auditor the overall scope and plans for its audits.  The Committee met with the independent auditor, with and without management present, to discuss the results of its examinations, its evaluations of our Company, the internal controls, and the overall quality of the financial reporting.  The Committee held seven meetings during fiscal 2010.

Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended October 31, 2010 for filing with the SEC.

The report has been furnished by the Audit Committee of our Board of Directors.

Dated:  March 7, 2011

Scott H. Shackelton, Chairman
Donald K. Whitaker
Richard H. Irvine

PROPOSAL TO RATIFY THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Piercy Bowler Taylor & Kern to audit our consolidated financial statements for the fiscal year ending October 30, 2011, and recommends that the stockholders vote in favor of the ratification of such appointment.  In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection.  We anticipate that representatives of Piercy Bowler Taylor & Kern will be present at the meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

The Board unanimously recommends that stockholders vote FOR the proposal to ratify the retention of Piercy Bowler Taylor & Kern as our independent registered public accounting firm for the fiscal year ended October 30, 2011.

Aggregate fees billed to our Company for the fiscal years ended October 31, 2010, and November 1, 2009 by Piercy Bowler Taylor & Kern and Grant Thornton LLP are as follows:

Grant Thornton LLP	2010	2009

Audit Fees (1)	$344,120	$405,003
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees (2)	-	-

Piercy Bowler Taylor & Kern	2010	2009

Audit Fees(1)	$368,732	$0
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees(2)	-	-

(1)
Audit fees consist of fees for the audit of our annual financial statements included in the Form 10-K, the review of the interim financial statements included in our quarterly reports on Form 10-Q, audit of the Company’s internal control over financial reporting and other professional services provided in connection with statutory and regulatory filings or engagements for GameTech and its subsidiaries.

(2)
There were no fees and costs billed to our Company by Piercy Bowler Taylor & Kern or Grant Thornton LLP for fiscal years ended October 31, 2010 and November 1, 2009 for professional services other than audit fees.

Audit Committee Pre-Approval Policies

The duties and responsibilities of our Audit Committee include the pre-approval of all audit, audit-related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by our independent auditor. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Audit Committee. Unless otherwise specified by the Audit Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Audit Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

To the extent deemed appropriate, the Audit Committee may delegate pre-approval authority to the Chairman of the Committee or any one or more other members of the Audit Committee provided that any member of the Audit Committee who has exercised any such delegation must report any such pre-approval decision to the Audit Committee at its next scheduled meeting.  The Audit Committee will not delegate the pre-approval of services to be performed by the independent auditor to management.

Our Audit Committee requires that our independent auditor, in conjunction with our Chief Financial Officer, be responsible for seeking pre-approval for providing services to us and that any request for pre-approval must inform the Audit Committee about each service to be provided.

All of the services provided by Piercy Bowler Taylor & Kern and Grant Thornton LLP described above under the captions “Audit Fees” were pre-approved by our Audit Committee.

EXECUTIVE OFFICERS

The following table sets forth the name, age and title(s) of our current executive officers.  Following the table are descriptions of all positions held by each individual and the business experience of each individual for at least the last five years.

Name	Age	Title

William P. Fasig	47	Chief Executive Officer and President
Andrew E. Robinson	57	Senior Vice President, Chief Financial Officer and Treasurer
Steven E. Smallman	49	Executive Vice President of Product, Sales, and Marketing

William P. Fasig was named as our President and Chief Executive Officer on July 19, 2010.  Mr. Fasig joined the Company as Vice President of Marketing and International Sales in January of 2009.  In December 2009, Mr. Fasig was promoted to the role of Senior Vice President of Global Sales, Marketing and Service, and in February 2010, Mr. Fasig was promoted to the role of Chief Operating Officer.  Prior to joining our Company, from 2006 until January 2009, Mr. Fasig served as Chief Executive Officer for BMM Compliance for the Americas, a gaming product testing firm. Prior to this position, Mr. Fasig served as Senior Vice President of Worldwide Marketing for DivX, Inc., a digital media company, and also served as Senior Vice President of Worldwide Marketing and Corporate Affairs for VeriSign, Inc..

Andrew E. Robinson was named as our Senior Vice President, Chief Financial Officer and Treasurer effective March 1, 2011. Mr. Robinson joined the Company in August of 2008 as Manager of Financial Planning and Analysis and Corporate Internal Audit and shortly thereafter became Director of Financial Planning and Analysis and Corporate Internal Audit for the Company. In July of 2010 he was promoted to the role of Vice President of Operations for the Company. Prior to joining the Company, from February 2007 to August 2008, Mr. Robinson was the Corporate Controller of CMS International, Inc. a multi property gaming concern where he was responsible for the financial reporting and gaming internal control systems of five large casino properties as well as several smaller casino properties. From 2004 to 2007 Mr. Robinson held the position of Casino Controller for the Jackson Rancheria Casino Hotel and Conference Center. Mr. Robinson is a Certified Public Accountant licensed in the State of Nevada. His twenty plus years of public accounting experience includes assisting troubled companies, forensic services and management consulting in the tribal gaming sector.

Steven E. Smallman was promoted to the role Executive Vice President of Product, Marketing, and Sales, for the Company, effective March 1, 2011. Mr. Smallman rejoined the Company for a second tenure in August 2009 as Vice President of Sales and General Manager of Bingo. Prior to rejoining the Company, Mr. Smallman was the Senior Vice President and General Manager of the Bingo Strategic Business Unit for Las Vegas Gaming, Inc., from January 2008 until August 2009. Mr. Smallman has extensive experience in the bingo and gaming industries, beginning with Bingo Technologies Corporation (BTC) in 1997, where Mr. Smallman served as an Executive Committee member and the head of Marketing and Customer Service for BTC. In 1999, Mr. Smallman joined GameTech International, Inc. as part of the Company’s acquisition of BTC. From 1999 to 2003, Mr. Smallman served in several Vice President roles with the Company overseeing its operational and strategic planning functions, including distributor and sales management, competition and market analysis, and business development. Following his initial tenure with the Company, Mr. Smallman went on to serve four years as Senior Vice President of Sales and Marketing for Bettina Corporation (dba Blue Dog, Inc.), a manufacturer and supplier of electronic bingo equipment. From February 2006 to December 2007, Mr. Smallman served as President of HomeMovie Corporation, an online video sharing community operating from the website www.stashspace.com; and also worked as a consultant brokering financing and cross-marketing arrangements among casino and charitable gambling manufacturers, distributors, and operators for Success Story Marketing & Consulting, LLC.

EXECUTIVE COMPENSATION

Fiscal 2010 Summary Compensation Table

The following table presents information regarding the total compensation paid to each of our Named Executive Officers during the fiscal years ended October 31, 2010 and November 1, 2009.

		Salary	Stock Awards(5)	Option Awards(5)	All Other Compensation(6)	Total
Name and Principal Position(7)	Year	($)	($)	($)	($)	($)
Richard T. Fedor(1)	2010	179,769	44,232	11,822	26,682	262,505
Former Executive Chairman and President	2009	249,000	36,800	-	24,432	310,232
William P. Fasig(2)(3)	2010	243,500	-	54,188	3,475	301,163
President and Chief Executive Officer
Suzanne Chennault(3)	2010	116,314	2,232	221	-	118,767
Interim Chief Financial Officer
Timothy J. Minard(4)	2010	198,474	-	23,806	9,394	231,674
Former President of Sales and Emerging Markets	2009	286,260	-	23,121	161	309,542
_____________

(1)	Mr. Fedor served as the Company’s Executive Chairman until his resignation from employment and our Board in December 2010. Mr. Fedor was our principal executive officer for all of fiscal 2010.

(2)
Mr. Fasig joined our Company in 2009 as Vice President of International Sales and Marketing and was promoted to Chief Operating Officer in February 2010.  On July 19, 2010, Mr. Fasig was appointed our President and Chief Executive Officer.

(3)	As neither Mr. Fasig nor Ms. Chennault was a Named Executive Officer during 2009, no information for that fiscal year is provided for either of them.

(4)
Mr. Minard served as our President of Sales and New Emerging Markets until his resignation in October 2010.  Mr. Minard’s “Salary” figures for 2009 and 2010 include sales commissions of $86,260 and $10,782, respectively.

(5)
The amounts shown in this column reflect the aggregate grant date fair value of equity awards computed in accordance with FASB ASC Topic 718.  For information regarding the assumptions we used in valuing these our option awards, see Note 2 (“Stock-Based Compensation”) to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended October 31, 2010.

(6)
This column includes Company contributions to its 401(k) and profit sharing plans for the benefit of the Named Executive Officers, healthcare and relocation reimbursements, gas allowances, and severance payments.  None of these items exceed $25,000 or 10% of that executive’s total perquisites and personal benefits in 2010, with the exception of the following:  Mr. Fedor’s figure includes $19,380 in healthcare reimbursements and Mr. Minard’s figure represents a payment of accrued but unused paid time-off in the amount of $9,394.

(7)	As neither Mr. Robinson nor Mr. Smallman was a Named Executive Officer during 2010, no information regarding compensation is provided for either of them.

Employment Agreements

Mr. Fedor was appointed as our Chairman of the Board in December 2003, became Executive Chairman in April 2004, and continued in this capacity until his resignation as both an employee and director in December 2010. Prior to his resignation as a director and as an employee of the Company in December 2010, Mr. Fedor received an annual salary of $249,000, which was established by our Compensation Committee and approved by the Board of Directors.  In addition, Mr. Fedor received reimbursement for out-of-pocket medical expenses in the amount of $1,000 per month.

On July 8, 2010, the Board of Directors approved a reduction in the annual base salary payable to Mr. Fedor, as Executive Chairman of the Board of Directors, from $249,000 to $24,000 per year, which became effective on July 16, 2010.

On November 18, 2010, the Company and Mr. Fedor entered into a Consulting, Separation, and Non-compete Agreement (the “Agreement”) in connection with his resignation as Executive Chairman of the Company and as a member of the Board of Directors.  Pursuant to the Agreement, Mr. Fedor will provide consulting services to the Company for a period of three years (the “Consulting Period”).  During the Consulting Period, Mr. Fedor will be compensated at the rate of $120,000 per year and will be provided with medical insurance benefits.  The Agreement includes a general release by Mr. Fedor of all claims he may have against the Company, as well as non-competition and non-solicitation provisions prohibiting Mr. Fedor from competing with the Company or otherwise interfering with the Company’s business relationships for the duration of the Consulting Period.  Following the Consulting Period, the Company shall pay Mr. Fedor $60,000 annually and cover certain health insurance premiums for the remainder of his life provided he continues to comply with the non-compete and non-solicitation provisions of the Agreement.

Mr. Fasig was named as our President and Chief Executive Officer on July 19, 2010 and, effective with Mr. Fedor’s resignation, became our principal executive officer on November 18, 2010.  When Mr. Fasig first joined our Company as Vice President of International Sales and Marketing in January of 2009, we entered into a letter employment agreement with him.  This letter agreement set Mr. Fasig’s annual base salary at $200,000, although the Compensation Committee raised his salary to $250,000 in February 2010 in connection with his promotion to Chief Operating Officer.  The committee did not increase Mr. Fasig’s base salary in connection with his promotion to President and Chief Executive Officer.

Mr. Fasig’s letter agreement is still in effect as it has a continuous term.  However, by the letter agreement’s terms, Mr. Fasig remains an “at will” employee subject to termination at any time with or without prior notice from the Company. Under the letter agreement, Mr. Fasig is entitled to participate in our incentive compensation plan and to receive a commission on our international sales that is based on profit.

Indemnification of Directors, Officers, Employees, and Agents

We have adopted provisions in our bylaws that require us to indemnify our directors, officers, employees, and agents against expenses and certain other liabilities arising out of their conduct on behalf of our Company to the maximum extent and under all circumstances permitted by law.  Indemnification may not apply in certain circumstances to actions arising under the federal securities laws.

Incentive Stock Plans

In August 1997, the Company with the approval of its stockholders and directors adopted the 1997 Incentive Stock Plan (the “1997 Plan”).  Under the 1997 Plan, either incentive stock options (“ISOs”) or nonqualified stock options (“NSOs”) may be granted to employees, directors, and consultants to purchase the Company common stock at an exercise price determined by the Board to be fair market value on the date of grant.  The options generally have a term of ten years and vesting periods of one to four years are determined at the discretion of the Board of Directors.  The Company has reserved 4,000,000 shares of common stock for issuance under the 1997 Plan, which included options granted during the 12 months immediately preceding the adoption of the 1997 Plan.

In October 2001, the Company adopted the 2001 Restricted Stock Plan (the “2001 Plan”).  Under the 2001 Plan, the Company authorized the granting of restricted stock to employees who are not officers or directors, consultants, and independent contractors.  At the annual meeting of stockholders held on March 28, 2006, the stockholders of the Company approved the amendment and restatement of the 1997 Plan, which included the combination of the 2001 Plan with the 1997 Plan and the extension of the term of the 1997 Plan for an additional ten years.  As amended, the 1997 Plan authorizes the grant of options, stock appreciation rights, restricted stock, stock units, performance shares and other forms of long-term incentive or stock-based awards to employees, officers, directors and consultants.

In April 2010, the Company adopted the 2010 Stock Incentive Plan (the “2010 Plan”).  Under the 2010 Plan, the Company authorized the granting of restricted stock to employees who are not officers or directors, consultants, and independent contractors.  The 2010 Plan, authorizes the grant of options, stock appreciation rights, restricted stock, stock units, performance shares and other forms of long-term incentive or stock-based awards to employees, officers, directors and consultants. The Company has reserved 1,100,000 shares of common stock for issuance under the 2010 Plan.

The Company is proposing a new employee-only equity plan, the 2011 Stock Incentive Plan, for stockholder approval at the 2011 annual meeting (see Proposal 2).

Equity Compensation Plan Information

The following table sets forth information with respect to our common stock that has been authorized for issuance under all of our equity compensation plans as of October 31, 2010.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved by Stockholders	1,561,948	$1.53	219,503
_______________________________________

Equity Grants in Last Fiscal Year

On August 31, 2010, Mr. Fedor received a stock option grant to purchase 210,700 shares of the Company’s common stock, which vested in its entirety on February 28, 2011.

On February 24, 2010, Mr. Fasig received a stock option grant to purchase 100,000 shares of the Company’s common stock, which will vest one-third per year on February 24 of 2011, 2012, and 2013.  On August 31, 2010, Mr. Fasig received a stock option grant to purchase 75,000 shares of the Company’s common stock, which will vest one-half per year on August 31 of 2011 and 2012.

On August 31, 2010, Ms. Chennault received a stock option grant to purchase 15,000 shares of the Company’s common stock, which will vest one-half per year on August 31 of 2011 and 2012.

All of the options and restricted stock grants described above are subject to vesting acceleration in the event of certain terminations of employment in connection with a change in control, pursuant to the 1997 Plan and the 2010 Plan.

Outstanding Equity Awards at the Fiscal Year-End

The following tables set forth the outstanding equity awards held by each of the Named Executive Officers at the fiscal year end 2010.  Mr. Minard did not have any equity awards outstanding at fiscal year end 2010.

		Option Awards				Stock Awards
		Securities Underlying Unexercised Options

		Number Exercisable	Number Unexercisable	Exercise Price	Expiration Date	Number of Shares	Market Value(1)
Name(8)	Grant Date	(#)	(#)	($)		(#)	($)
Richard T. Fedor	10/31/2002	4,000	-	3.51	10/31/2012
	1/22/2003	4,000	-	3.1	1/22/2013
	5/20/2003	6,000	-	2.88	5/20/2013
	3/9/2004	10,000	-	3.29	3/9/2014
	3/30/2005	12,500	-	2.97	3/30/2015
	9/13/2005	50,000	-	3.1	9/13/2015
	6/17/2008					10,000(2)	2,700
	8/15/2008					12,500(3)	3,375
	8/31/2010	210,700	-	0.38	8/31/2020
William P. Fasig	5/28/2009	-	75,000(4)	1.31	5/28/2019
	2/24/2010	33,334	66,666(5)	1.75	7/1/2012
	8/31/2010	-	75,000(6)	0.38	8/31/2020
Suzanne Chennault	12/17/2008					1,250(7)	337
	5/28/2009	-	5,000(4)	1.31	5/28/2019
	8/31/2010	-	15,000(6)	0.38	8/31/2010

______________

(1)	Based on the closing market price of $0.27 on October 29, 2010, which was the last trading day of the 2010 fiscal year.

(2)	This stock award will vest on June 17, 2011.

(3)	This stock award will vest on August 15, 2011.

(4)	For each executive, this option award will vest one-half on May 28, 2011 and one-half on May 28, 2013.

(5)	This option award will vest will vest one-third per year on February 24 of 2011, 2012, and 2013.

(6)	For each executive, this option award will vest one-half per year on August 31 of 2011 and 2012.

(7)	This stock award will vest on December 17, 2012.

(8)	As neither Mr. Robinson nor Mr. Smallman was a Named Executive Officer during 2010, no information regarding outstanding equity awards is provided for either of them.

Option Exercises and Restricted Stock Vested

No stock options were exercised by the Named Executive Officers during the fiscal year ended October 31, 2010.   On May 28, 2009, Mr. Fedor received a restricted stock grant of 5,000 shares of the Company’s common stock, which fully vested on April 16, 2010.

PROPOSAL TO APPROVE THE

GAMETECH INTERNATIONAL, INC. 2011 STOCK INCENTIVE PLAN

General

The growth of our Company depends upon the efforts of our officers, employees, consultants, and advisors and we believe that the proposed GameTech International, Inc. 2011 Stock Incentive Plan (the “Plan”) will provide an effective means of attracting and retaining qualified key personnel while encouraging a long-term focus on maximizing stockholder value.  The Plan has been adopted by our Board, subject to stockholder approval at the annual meeting.  The principal features of the Plan are summarized below.  This summary is qualified in its entirety, however, by reference to the Plan, which is attached to this proxy statement as Appendix A.

Purpose of the Proposal

Providing our employees with a proprietary interest in the growth and performance of our Company is crucial to stimulating individual performance while simultaneously enhancing stockholder value.  Currently, because of our depressed stock price, we only have 219,503 shares remaining available for grant under our existing equity incentive plan, the GameTech International, Inc. 2010 Stock Incentive Plan (the “2010 Plan”).  Given the Company’s cash flow situation and recent stock performance, we believe that adoption of the Plan is critical to the Company’s continued ability to attract, retain, and motivate key personnel in a manner aligned with the interests of stockholders.  Participation in the Plan will be limited to individuals who are employees, consultants, or advisors to the Company; non-employee directors will not be eligible to participate in the Plan.

Terms of the Plan

Administration of the Plan.  The Compensation Committee of our Board (or a subcommittee) will generally administer the Plan, and has the authority to make awards under the Plan and to set the terms of the awards.  Our Compensation Committee will also generally have the authority to interpret the Plan, to establish any rules or regulations relating to the Plan that it determines to be appropriate and to make any other determination that it believes necessary or advisable for proper administration of the Plan.  Subject to the limitations specified in the Plan, our Compensation Committee may delegate its authority to appropriate officers of our Company with respect to grants to participants who are not subject to Section 16 of the Exchange Act.

Eligibility.  Officers (including officers serving as directors) and key employees of our Company and persons acting as consultants and advisors to our Company will be eligible to receive awards (“Awards”) under the Plan when designated as Plan participants.  Non-employee directors are not eligible to participate in the Plan.  We currently have three officers who would be eligible to receive Awards under the Plan.  Approximately three officers, twenty-one key employees, and three non-employee directors currently participate in our Company’s stock incentive plans.  Awards under the Plan may be granted in any one or a combination of the following forms:

•	incentive stock options under Section 422 of the Internal Revenue Code (the “Code”),

•	non-qualified stock options,

•	stock appreciation rights,

•	restricted stock,

•	restricted stock units, and

•	other stock-based awards.

Each type of Award is discussed in greater detail in “Types of Awards” below.

Shares Issuable Through the Plan.  A total of 1,500,000 shares of our common stock are authorized to be issued under the Plan, representing approximately 12% of our outstanding common stock.  The closing sale price of a share of our common stock, as quoted on NASDAQ on February 25, 2011, was $0.32.

Limitations and Adjustments to Shares Issuable Through the Plan.  The Plan limits the Awards granted to any single participant in a fiscal year to no more than 500,000 shares of our common stock.  Grants of restricted stock, restricted stock units, or other stock-based amounts are generally subject to minimum vesting periods, except that grants of up to an aggregate of 150,000 shares may be made without compliance with these minimums.  These minimum vesting periods, as well as certain exceptions to the minimum vesting periods, are discussed below under “Restricted Stock.”  The maximum number of shares that may be issued upon exercise of options intended to qualify as incentive stock options under the Code is 1,500,000.  The maximum value of any other stock-based award that is valued in dollars (whether or not paid in common stock) and scheduled to be paid out to any single participant in any fiscal year is $ 1,000,000.

For purposes of determining the maximum number of shares of common stock available for delivery under the Plan, shares that are not delivered because an Award is forfeited, canceled, or settled in cash will not be deemed to have been delivered under the Plan.  With respect to stock appreciation rights paid in shares, all shares to which the stock appreciation rights relate are counted against the Plan limits, rather than the net number of shares delivered upon exercise.

Proportionate adjustments will be made to all of the share limitations provided in the Plan, including shares subject to outstanding Awards, in the event of any recapitalization, reclassification, stock dividend, stock split, combination of shares or other change in the shares of common stock.  Further, the Compensation Committee may adjust the terms of any Award to the extent appropriate to provide participants with the same relative rights before and after the occurrence of any such event.

Amendments to the Plan.  Our Board may amend or discontinue the Plan at any time.  However, our stockholders must approve any amendment that would:

•	materially increase the benefits accruing to participants,

•	materially increase the number of issuable shares,

•	materially expand the classes of persons eligible to participate,

•	expand the types of awards available for grant,

•	materially extend the term of the Plan,

•	reduce the price at which common stock may be offered through the Plan, or

•	permit the repricing of an option or stock appreciation right.

No amendment or discontinuance of the Plan may materially impair any previously granted Award without the consent of the recipient.

Term of the Plan.  No Awards may be granted under the Plan more than ten years after the date the Plan is approved by our stockholders.

Award Agreements.  Grants of Awards will be subject to the terms and conditions of the Plan and may also be subject to additional restrictions imposed by the Compensation Committee and detailed in an award agreement between the Company and the participant.  An agreement’s additional restrictions may include provisions requiring the forfeiture of outstanding Awards in the event of the participant’s termination of employment or, in the case of performance-based grants, if applicable goals or targets are not met.

Types of Awards.  Each type of Awards that may be granted under the Plan is described below.

Stock Options.  A stock option is a right to purchase shares of common stock from the Company.  The Compensation Committee will determine the number and exercise price of the options and when the options become exercisable.  However, the option exercise price may not be less than the fair market value of a share of common stock on the date of grant, except for an option granted in substitution of an outstanding award in an acquisition transaction.  The term of an option will also be determined by the Committee, but may not exceed ten years.  The Committee may accelerate the exercisability of any stock option at any time.  As noted above, the Committee may not, without the prior approval of our stockholders, decrease the exercise price for any outstanding option after the date of grant.  In addition, an outstanding option may not, as of any date that the option has a per share exercise price that is greater than the then current fair market value of a share of common stock, be surrendered to us as consideration for the grant of a new option with a lower exercise price, another Award, a cash payment or shares of common stock, unless approved by our Company’s stockholders.  The Plan permits the Committee to grant both non-qualified and incentive stock options.  Incentive stock options will be subject to certain additional requirements necessary in order to qualify as incentive stock options under Section 422 of the Code.

The option exercise price may be paid in cash; by check; in shares of common stock; through a “cashless” exercise arrangement with a broker approved by our Company; if approved by the Compensation Committee, through a net exercise procedure; or in any other manner authorized by the Committee.

Stock Appreciation Rights.  A stock appreciation right, or SAR, is a right to receive, without payment to us, a number of shares of common stock determined by dividing the product of the number of shares for which the stock appreciation right is exercised and the amount of the appreciation in each share by the fair market value of a share on the date of exercise.  The Compensation Committee will determine the base price used to measure share appreciation, which may not be less than the fair market value of a share of common stock on the date of grant; whether the right may be paid in cash; and the number and term of stock appreciation rights, provided that the term of a stock appreciation right may not exceed ten years.  The Committee may accelerate the exercisability of any stock appreciation right at any time.  The Plan restricts decreases in the base price and certain exchanges of stock appreciation rights on terms similar to the restrictions described above for options.

Restricted Stock.  Shares of restricted stock are shares of common stock granted by the Compensation Committee and made subject to certain restrictions on sale, pledge, or other transfer by the recipient during a particular period of time (the restricted period).  The restricted period must be a minimum of three years except for shares vesting based on the attainment of performance goals and shares issued in payment of amounts earned under our annual incentive plan.  The Plan permits incremental vesting of portions of the award over the three-year period.  If vesting of the shares is subject to the future attainment of specified performance goals, the restricted period for employees, consultants, or advisors must be at least one year.  In addition to these exceptions, a Plan aggregate total of 150,000 shares of restricted stock, restricted stock units, or other stock-based awards may be granted without compliance with these minimum vesting periods.  Subject to the restrictions provided in the applicable award agreement and the Plan, a participant receiving restricted stock may have all of the rights of a stockholder as to such shares, including the right to receive dividends.

Restricted Stock Units.  A restricted stock unit, or RSU, represents the right to receive from our Company one share of common stock on a specific future vesting or payment date.  Restricted stock units are subject to the same minimum vesting requirements and exceptions described above for restricted stock.  Subject to the restrictions provided in the applicable award agreement and the Plan, a participant receiving RSUs has no rights as a stockholder as to such units until shares of common stock are issued to the participant.  Restricted stock units may be granted with dividend equivalent rights.

Other Stock-Based Awards.  The Plan also permits the Compensation Committee to grant to participants awards of shares of common stock and other awards that are denominated in, payable in, valued in whole or in part by reference to, or are otherwise based on the value of, or the appreciation in value of, shares of common stock (other stock-based awards).  The Committee has discretion to determine the times at which such awards are to be made, the size of such awards, the form of payment, and all other conditions of such awards, including any restrictions, deferral periods or performance requirements.  Other stock-based awards are subject to the same minimum vesting requirements and exceptions as described above for restricted stock and restricted stock units.

Performance-Based Compensation Under Section 162(m).  Performance-based compensation that meets the requirements of Section 162(m) of the Code does not count toward the $1 million limit on our Company’s federal income tax deduction for compensation paid to its most highly-compensated executive officers.  Stock options and stock appreciation rights granted in accordance with the terms of the Plan will qualify as performance-based compensation under Section 162(m) of the Code.

Grants of restricted stock, restricted stock units, or other stock-based awards that we intend to qualify as performance-based compensation under Section 162(m) must be made subject to the achievement of pre-established performance goals as well as other applicable requirements of Section 162(m).  The performance goals pursuant to which such Awards shall vest, be granted, or be paid out shall be any or a combination of the following performance measures applied to the Company, a division, or a subsidiary: earnings per share; net revenues or margins; cash flow; operating margin; return on net assets, investment, capital, or equity; an economic value added measure; direct contribution; net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; working capital; management of fixed costs or variable costs; identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; total stockholder return; and debt reduction.  For any performance period, such performance objectives may be measured on an absolute basis or relative to a group of peer companies selected by the Compensation Committee, relative to internal goals or relative to levels attained in prior years.  Performance measurements may be adjusted as specified under the Plan to exclude the effects of non-recurring transactions or changes in accounting standards.

Our Compensation Committee has authority to use different targets from time to time within the realm of the performance goals as provided in the Plan and listed above.  The regulations under Section 162(m) require that the material terms of the performance goals be reapproved by our stockholders every five years.

Termination of Employment or Service.  If a participant ceases to be an employee of our Company or to provide services to us for any reason, including death, disability, early retirement or normal retirement, any outstanding Awards may be exercised, will vest, or will expire at such times as may be determined by the Compensation Committee and as provided in the applicable award agreement.

Change of Control.  In the event of a change of control of our Company, as defined in the Plan or in an Award agreement, all Awards will become fully vested and exercisable, all restrictions or limitations on any Awards will lapse and, unless otherwise provided in the Award agreement, all performance criteria and other conditions relating to the payment of Awards will generally be deemed to be achieved.

In addition, upon a change of control our Compensation Committee will have the authority to take a variety of actions regarding outstanding Awards.  Within a certain time frame and under specific conditions, the Committee may:

•	accelerate the vesting of any Awards that did not automatically accelerate under the Plan or the applicable Award agreement;

•	require that all outstanding Awards be exercised by a certain date;

•
require the surrender to our Company of some or all outstanding Awards in exchange for a stock or cash payment for each Award equal in value to the per share change of control value, calculated as described in the Plan, over the exercise or base price;

•	make any equitable adjustment to outstanding Awards as our Compensation Committee deems necessary to reflect our corporate changes; or

•
provide that an Award shall become an Award relating to the number and class of shares of stock or other securities or property (including cash) to which the participant would have been entitled in connection with the change of control transaction if the participant had been a stockholder.

Transferability of Awards.  The Awards awarded under the Plan may not be transferred except (a) by will, (b) by the laws of descent and distribution, or (c) as to options only, if permitted by the Compensation Committee and so provided in the applicable Award agreement, to immediate family members or to a partnership, limited liability company, or trust for which the sole owners, members, or beneficiaries are the participant or immediate family members.

Payment of Withholding Taxes.  We may withhold from any payments or stock issuances under the Plan, or collect as a condition of payment, any taxes required by law to be withheld.  The participant may, but is not required to, satisfy his or her withholding tax obligation by electing to deliver currently owned shares of common stock or to have our Company withhold shares from the shares the participant would otherwise receive, in either case having a value equal to the minimum amount required to be withheld.  This election must be made prior to the date on which the amount of tax to be withheld is determined and, for participants who are not subject to Section 16 of the Exchange Act, is subject to the Compensation Committee’s right of disapproval.

Purchase of Awards.  The Compensation Committee may approve the purchase by our Company of an unexercised or unvested Award from the holder by mutual agreement.

Awards to Be Granted

If our stockholders approve the Plan at the annual meeting, grants of awards to employees and officers (including officers serving as directors) will be made in the future by the Compensation Committee as it deems necessary or appropriate.

Federal Income Tax Consequences

The federal income tax consequences related to the issuance of the different types of Awards that may be awarded under the Plan are summarized below.  Participants who are granted Awards under the Plan should consult their own tax advisors to determine the tax consequences based on their particular circumstances.

Stock Options.  Normally, a participant who is granted a stock option will not realize any income nor will our Company normally receive any deduction for federal income tax purposes in the year the option is granted.

When a non-qualified stock option granted under the Plan is exercised, the participant will realize ordinary income measured by the difference between the aggregate purchase price of the shares acquired and the aggregate fair market value of the shares acquired on the exercise date and, subject to the limitations of Section 162(m) of the Code, we will be entitled to a deduction in the year the option is exercised equal to the amount the participant is required to treat as ordinary income.

An employee generally will not recognize any income upon the exercise of any incentive stock option, but the excess of the fair market value of the shares at the time of exercise over the option price will be an item of tax preference that may, depending on particular factors relating to the employee, subject the employee to the alternative minimum tax imposed by Section 55 of the Code.  The alternative minimum tax is imposed in addition to the federal individual income tax, and it is intended to ensure that individual taxpayers do not completely avoid federal income tax by using preference items.  An employee will recognize capital gain or loss in the amount of the difference between the exercise price and the sale price on the sale or exchange of stock acquired pursuant to the exercise of an incentive stock option, provided the employee does not dispose of such stock within two years from the date of grant and one year from the date of exercise of the incentive stock option (the holding periods).  An employee disposing of such shares before the expiration of the holding periods will recognize ordinary income generally equal to the difference between the option price and the fair market value of the stock on the date of exercise.  Any remaining gain will be capital gain.  Our Company will not be entitled to a federal income tax deduction in connection with the exercise of an incentive stock option, except where the employee disposes of the shares received upon exercise before the expiration of the holding periods.

If the exercise price of a non-qualified option is paid by the surrender of previously owned shares, the basis and the holding period of the previously owned shares carry over to the same number of shares received in exchange for the previously owned shares.  The compensation income recognized on exercise of these options is added to the basis of the shares received.  If the exercised option is an incentive stock option and the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the holding periods, the optionee will recognize income on such exchange and the basis of the shares received will be equal to the fair market value of the shares surrendered.  If the applicable holding period has been met on the date of exercise, there will be no income recognition, the basis and the holding period of the previously owned shares will carry over to the same number of shares received in exchange, and the remaining shares will begin a new holding period and have a zero basis.

Stock Appreciation Rights.  Generally, a participant who is granted a stock appreciation right under the Plan will not recognize any taxable income at the time of the grant.  The participant will recognize ordinary income upon exercise equal to the amount of cash or the fair market value of the stock received on the day it is received.

In general, there are no federal income tax deductions allowed to our Company upon the grant of stock appreciation rights.  Upon the exercise of the stock appreciation right, however, we will be entitled to a deduction equal to the amount of ordinary income that the participant is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under Section 162(m).

Restricted Stock.  Unless the participant makes an election to accelerate recognition of the income to the date of grant (as described below), the participant will not recognize income, and we will not be allowed a tax deduction at the time the restricted stock award is granted.  When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the shares as of that date, and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Code.  If the participant files an election under Section 83(b) of the Code within 30 days of the date of grant of restricted stock, the participant will recognize ordinary income as of the date of the grant equal to the fair market value of the stock as of that date, and our Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m).  Any future appreciation in the stock will be taxable to the participant at capital gains rates.  If the stock is later forfeited, however, the participant will not be able to recover the tax previously paid pursuant to a Section 83(b) election.

Restricted Stock Units.  A participant will not be deemed to have received taxable income upon the grant of restricted stock units.  The participant will be deemed to have received taxable ordinary income at such time as shares are distributed with respect to the restricted stock units in an amount equal to the fair market value of the shares distributed to the participant.  Upon the distribution of shares to a participant with respect to restricted stock units, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the taxable ordinary income of the participant, subject to any applicable limitations under Section 162(m) of the Code.  The basis of the shares received will equal the amount of taxable ordinary income recognized by the participant upon receipt of such shares.

Other Stock-Based Awards.  Generally, a participant who is granted an other stock-based award under the Plan will recognize ordinary income at the time the cash or shares associated with the award are received.  If stock is received, the ordinary income will be equal to the excess of the fair market value of the stock received over any amount paid by the participant in exchange for the stock.

In the year that the participant recognizes ordinary taxable income in respect of such award, we will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the participant is required to recognize, provided that the deduction is not otherwise disallowed under Section 162(m).

Tax Consequences of a Change of Control.  If, upon a change of control of our Company, the exercisability, vesting, or payout of an Award is accelerated, any excess on the date of the change of control of the fair market value of the shares or cash issued under accelerated Awards over the purchase price of such shares may be characterized as “parachute payments” (within the meaning of Section 280G of the Code) if the sum of such amounts and any other such contingent payments received by the employee exceeds an amount equal to three times the “base amount” for such employee.  The base amount generally is the average of the annual compensation of the employee for the five years preceding such change in ownership or control.  An “excess parachute payment,” with respect to any employee, is the excess of the parachute payments to such person, in the aggregate, over and above such person’s base amount.  If the amounts received by an employee upon a change of control are characterized as parachute payments, the employee will be subject to a 20% excise tax on the excess parachute payment and we will be denied any deduction with respect to such excess parachute payment.

The foregoing discussion summarizes the federal income tax consequences of Awards that may be granted under the Plan based on current provisions of the Code, which are subject to change.  This summary does not cover any foreign, state or local tax consequences.

Vote Required

Approval of the Plan requires the affirmative vote of the holders of at least a majority of the voting power present or represented by proxy at the annual meeting.

Our Board unanimously recommends a vote FOR approval of the

GameTech International, Inc. 2011 Stock Incentive Plan.

SECTION 16(a)

BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, officers, and persons that own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC.  Directors, officers, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.  All executive officers and directors timely filed all reports as required during and with respect to the fiscal year ended October 31, 2010, except as follows: Mr. Glisson filed a Form 4 on March 3, 2010 reporting a stock option grant that occurred on February 17, 2010.  Mr. Rittvo filed a Form 4 on February 26, 2010 reporting a stock option grant that occurred on February 17, 2010 and filed a Form 4 on August 13, 2010 reporting stock option grants that occurred on July 8, 2010 and July 27, 2010.  Messrs. Irvine, Shackelton, Whitaker each filed a Form 4 on August 13, 2010 reporting stock option grants that occurred on July 8, 2010; July 19, 2010; July 27, 2010; and July 30, 2010.  These reports are available on our website at www.gametech-inc.com and on the SEC’s website at www.sec.gov.

TRANSACTIONS WITH RELATED PERSONS

Conflicts of interest are prohibited as a matter of Company policy except under guidelines approved by the Board pursuant to our corporate governance materials all of which are available on our website at http://www.gametech-inc.com/investor_relations/corporate.htm.

OTHER MATTERS

We know of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ James B. Robertson
James B. Robertson
Corporate Secretary

Dated: March 7, 2011

APPENDIX A

GAMETECH INTERNATIONAL, INC.

2011 STOCK INCENTIVE PLAN

GameTech International, Inc., a Delaware corporation (the “Company”), hereby adopts this 2011 Stock Incentive Plan (the “Plan”).  The Appendix, which is incorporated herein by reference, defines the terms used in this Plan.

1. Purpose.  The purpose of the Plan is to increase stockholder value and to advance the interests of the Company and its Related Entities by furnishing Awards designed to attract, retain, reward, and motivate those key employees, officers (including officers serving as directors), consultants, and advisors who provide services to the Company and Related Entities and to strengthen the mutuality of interests between service providers and the Company’s stockholders.  Awards consist of opportunities to purchase or receive Shares or cash valued in relation to Shares, on terms determined under the Plan.

2. Administration.  The Plan shall generally be administered by the Committee.  The Committee shall have plenary authority to grant Awards under the Plan and to enter Award Agreements with Participants.  The Committee shall have the general authority to interpret the Plan, to establish any rules or regulations relating to the Plan that it determines to be appropriate, and to make any other determination that it believes necessary or advisable for the proper administration of the Plan.  Committee decisions in matters relating to the Plan shall be final and conclusive on the Company and Participants.  The Committee may delegate its authority hereunder to the extent provided in Section 3.2.

3. Eligible Participants.

3.1 Selection of Participants.  Key employees and officers (including officers serving as directors) of the Company or any Related Entity and persons providing services as consultants or advisors to the Company or any Related Entity shall become eligible to receive Awards under the Plan as Participants when designated by the Committee.  Outside Directors are not eligible to receive Awards under the Plan.

3.2 Limited Delegation of Plan Administrative Authority.  With respect to Participants not subject to either Section 16 of the Exchange Act or Section 162(m) of the Code, the Committee may delegate to appropriate officers of the Company its authority (a) to designate Participants, (b) to determine the size and type of Awards to be received by those Participants, and (c) to set and modify the terms of such Awards, subject to the other terms of the Plan and this Section 3.2.  The resolution authorizing any such delegation of authority must specify the total number of Awards such officer may so grant and such actions shall be treated for all purposes as if taken by the Committee.  The per share exercise price of any Options granted by an officer, rather than by the Committee, shall be equal to the Fair Market Value of a Share on the later of the date the officer approves such grant or the date the Participant’s Employment commences.

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4. Types of Awards.  Awards may be granted under the Plan to Participants in the form of (a) Options (either Incentive Stock Options or Nonqualified Stock Options), (b) Stock Appreciation Rights (SARs), (c) Restricted Stock, (d) Restricted Stock Units (RSUs), and (e) Other Stock-Based Awards.

5. Shares Subject to the Plan.

5.1 Number of Shares.  Subject to adjustment as provided in Section 13.5, the maximum number of Shares that may be delivered to Participants under the Plan shall be 1,500,000 Shares.

5.2 Share Counting.  To the extent any Shares covered by an Option or SAR are not delivered to a Participant because the Award is forfeited or canceled, or Shares are not delivered because an Award is paid or settled in cash, such Shares shall not be deemed to have been delivered for purposes of determining the maximum number of Shares available for delivery under this Plan.  In the event that Shares are issued as an Award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired Shares may again be issued under the Plan.  With respect to SARs, if the SAR is payable in Shares, all Shares to which the SAR relates are counted against the Plan limits, rather than the net number of Shares delivered upon exercise of the SAR.

5.3 Limitations on Awards.  Subject to adjustment as provided in Section 13.5, the following additional limitations are imposed under the Plan:

(a) The maximum number of Shares that may be issued upon exercise of Options intended to qualify as Incentive Stock Options shall be 1,500,000 Shares.

(b) The maximum number of Shares that may be covered by Awards granted under the Plan to any one Participant during any one fiscal-year period shall be 500,000.

(c) Restricted Stock, RSUs, and Other Stock-Based Awards with respect to an aggregate of 150,000 Shares may be granted to officers, employees, consultants, or advisors without compliance with the minimum vesting periods provided in Sections 8.2, 9.2, and 10.2.

(d) The maximum value of an Other Stock-Based Award that is valued in dollars (whether or not paid in Common Stock) scheduled to be paid out to any one Participant in any fiscal year shall be $1,000,000.

5.4 Type of Shares.  Shares issued under the Plan may be authorized and unissued shares or issued shares held as treasury shares.

6. Stock Options.  An Option is a right to purchase Shares from the Company.  Options granted under the Plan may be Incentive Stock Options or Nonqualified Stock Options.  Any Option designated as a Nonqualified Stock Option shall not be treated as an Incentive Stock Option.  Each Option granted under this Plan shall be subject to the following terms and conditions:

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6.1 Price.  The exercise price per share shall be determined by the Committee, subject to adjustment under Section 13.5; provided that in no event shall the exercise price be less than the Fair Market Value of a Share on the Date of Grant, except in the case of a Option granted in assumption of or substitution for an outstanding award of a company acquired by the Company or with which the Company combines.  In the event that the grant of an Option is approved by the Committee, but is to take effect on a later date, such as when Employment commences, such later date shall be the Date of Grant.

6.2 Number.  The number of Shares subject to the Option shall be determined by the Committee, subject to Section 5 and subject to adjustment as provided in Section 13.5.

6.3 Duration and Time for Exercise.  The term of each Option shall be determined by the Committee, but shall not exceed a maximum term of ten years.  Each Option shall become exercisable at such time or times during its term as shall be determined by the Committee.  Notwithstanding the foregoing, the Committee may accelerate the exercisability of any Option at any time, in addition to the automatic acceleration of Options under Section 12.

6.4 Repurchase. Upon approval of the Committee, the Company may repurchase a previously-granted Option from a Participant by mutual agreement before such Option has been exercised by payment to the Participant of the amount per share by which:  (a) the Fair Market Value of the Common Stock subject to the Option on the business day immediately preceding the date of purchase exceeds (b) the exercise price, or by payment of such other mutually agreed upon amount; provided, however, that no such repurchase shall be permitted if prohibited by Section 13.6.

6.5 Manner of Exercise.  An Option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of Shares to be purchased.  The exercise notice shall be accompanied by the full purchase price for such shares.  The Option price shall be payable in United States dollars and may be paid (a) in cash; (b) by check; (c) by delivery of or attestation of ownership of Shares, which Shares shall be valued for this purpose at the Fair Market Value on the business day immediately preceding the date such Option is exercised; (d) by delivery of irrevocable written instructions to a broker approved by the Company (with a copy to the Company) to immediately sell a portion of the Shares, issuable under the Option and to deliver promptly to the Company the amount of sale proceeds (or loan proceeds if the broker lends funds to the Participant for delivery to the Company) to pay the exercise price; (e) if approved by the Committee, through a net exercise procedure whereby the Participant surrenders the Option in exchange for that number of Shares with an aggregate Fair Market Value equal to the difference between the aggregate exercise price of the Options being surrendered and the aggregate Fair Market Value of the Shares subject to the Option; or (f) in such other manner as may be authorized from time to time by the Committee.

6.6 Incentive Stock Options.  Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of Options that are intended to qualify as Incentive Stock Options (as such term is defined in Section 422 of the Code):

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(a) Any Incentive Stock Option agreement authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify the Options as Incentive Stock Options.

(b) All Incentive Stock Options must be granted within ten years from the date on which this Plan is adopted by the Board.

(c) No Incentive Stock Options shall be granted to any non-employee or to any Participant who, at the time such Option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation.

(d) The aggregate Fair Market Value (determined with respect to each Incentive Stock Option as of the time such Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under the Plan or any other plan of the Company or any of its subsidiaries) shall not exceed $100,000.  To the extent that such limitation is exceeded, the excess Options shall be treated as Nonqualified Stock Options for federal income tax purposes.

7. Stock Appreciation Rights.

7.1 Grant of Stock Appreciation Rights.  A Stock Appreciation Right, or SAR, is a right to receive, without payment to the Company, a number of Shares, cash, or any combination thereof, the number or amount of which is determined pursuant to the formula set forth in Section 7.5.  Each SAR granted by the Committee under the Plan shall be subject to the terms and conditions of the Plan and the applicable Award Agreement.

7.2 Number.  Each SAR granted to any Participant shall relate to such number of Shares as shall be determined by the Committee, subject to adjustment as provided in Section 13.5.

7.3 Duration and Time for Exercise.  The term of each SAR shall be determined by the Committee, but shall not exceed a maximum term of ten years.  Each SAR shall become exercisable at such time or times during its term as shall be determined by the Committee.  Notwithstanding the foregoing, the Committee may accelerate the exercisability of any SAR at any time in its discretion in addition to the automatic acceleration of SARs under Section 12.

7.4 Exercise.  A SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs that the holder wishes to exercise.  The date that the Company receives such written notice shall be referred to herein as the “Exercise Date.”  The Company shall, within 30 days of an Exercise Date, deliver to the exercising holder the Shares to which the holder is entitled pursuant to Section 7.5 or cash or both, as provided in the Award Agreement.

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7.5 Payment.

(a) The number of Shares which shall be issuable upon the exercise of a SAR payable in Common Stock shall be determined by dividing:

(i) the number of Shares as to which the SAR is exercised, multiplied by the amount of the appreciation in each such Share (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of a Share subject to the SAR on the trading day prior to the Exercise Date exceeds the “Base Price,” which is an amount, not less than the Fair Market Value of a Share on the Date of Grant, which shall be determined by the Committee at the time of grant, subject to adjustment under Section 13.5); by

(ii) the Fair Market Value of a Share on the Exercise Date.

(b) No fractional Shares shall be issued upon the exercise of a SAR; instead, the holder of a SAR shall be entitled to purchase the portion necessary to make a whole share at its Fair Market Value on the Exercise Date.

(c) If so provided in the Award Agreement, a SAR may be exercised for cash equal to the Fair Market Value of the Shares that would be issuable under this Section 7.5, if the exercise had been for Common Stock.

8. Restricted Stock.

8.1 Grant of Restricted Stock.  The Committee may award shares of Restricted Stock to such eligible Participants as determined pursuant to the terms of Section 3.  An Award of Restricted Stock shall be subject to such restrictions on transfer and forfeitability provisions and such other terms and conditions, including the attainment of specified performance goals, as the Committee may determine, subject to the provisions of the Plan.  To the extent Restricted Stock is intended to qualify as “performance-based compensation” under Section 162(m), it must be granted subject to the attainment of performance goals as described in Section 11 below and meet the additional requirements imposed by Section 162(m).

8.2 The Restricted Period.

(a) At the time an Award of Restricted Stock is made, the Committee shall establish a period of time during which the transfer of the shares of Restricted Stock shall be restricted and after which the shares of Restricted Stock shall be vested (the “Restricted Period”).  Each Award of Restricted Stock may have a different Restricted Period.  The Restricted Period shall be a minimum of three years with incremental vesting of portions of the Award over the three-year period permitted, with the following exceptions:

(i) If the vesting of the shares of Restricted Stock is based upon the attainment of performance goals as described in Section 11, the Restricted Period shall be a minimum of one year.

(ii) No minimum Restricted Period applies to grants issued in payment of cash amounts earned under the Company’s annual incentive plan or to grants made under Section 5.3(c).

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(b) An acceleration of the expiration of the Restricted Period shall occur (i) as provided under Section 13.3 in the event of termination of Employment under the circumstances provided in the Award Agreement and (ii) as described in Section 12 in the event of a Change of Control of the Company.

8.3 Escrow.  The Participant receiving Restricted Stock shall enter into an Award Agreement with the Company setting forth the conditions of the grant.  Any certificates representing shares of Restricted Stock shall be registered in the name of the Participant and deposited with the Company, together with a stock power endorsed in blank by the Participant.  Each such certificate shall bear a legend in substantially the following form:

The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the GameTech International, Inc. 2011 Stock Incentive Plan (the “Plan”), and an agreement entered into between the registered owner and GameTech International, Inc. thereunder.  Copies of the Plan and the agreement are on file at the principal office of GameTech International, Inc.

If the shares awarded under the Plan are represented by book or electronic entry rather than a certificate, the Company shall take steps to restrict transfer of the shares as it deems necessary or advisable to comply with Applicable Laws.

8.4 Dividends on Restricted Stock.  Any and all cash and stock dividends paid with respect to the shares of Restricted Stock shall be subject to any restrictions on transfer, forfeitability provisions or reinvestment requirements as the Committee may, in its discretion, prescribe in the Award Agreement.

8.5 Forfeiture.  In the event of the forfeiture of any shares of Restricted Stock under the terms provided in the Award Agreement (including any additional shares of Restricted Stock that may result from the reinvestment of cash and stock dividends, if so provided in the Award Agreement), such forfeited shares shall be surrendered and any certificates cancelled.  The Participants shall have the same rights and privileges, and be subject to the same forfeiture provisions, with respect to any additional shares received pursuant to Section 13.5 due to a recapitalization or other change in capitalization.

8.6 Rights as a Stockholder.  Subject to the terms and conditions of the Plan and subject to any restrictions on the receipt of dividends that may be imposed in the Award Agreement, each Participant receiving Restricted Stock shall have all the rights of a stockholder with respect to Shares during the Restricted Period, including without limitation, the right to vote any Shares.

9. Restricted Stock Units.

9.1 Grant of Restricted Stock Units.  A Restricted Stock Unit, or RSU, represents the right to receive from the Company on the scheduled vesting or payment date for such RSU, one Share.  An Award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions, and such other terms and conditions as the Committee may determine, subject to the provisions of the Plan.  To the extent an Award of RSUs is intended to qualify as performance-based compensation under Section 162(m), it must be granted subject to the attainment of performance goals as described in Section 11 and meet the additional requirements imposed by Section 162(m).

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9.2 Vesting Period.

(a) At the time an Award of RSUs is made, the Administrator shall establish a period of time during which the Restricted Stock Units shall vest.  Each Award of RSUs may have a different vesting period.  The vesting period for an Award of RSUs shall be a minimum of three years with incremental vesting over the three-year period permitted, with the following exceptions:

(i) If the vesting of RSUs is based upon the attainment of performance goals as described in Section 11, the vesting period shall be a minimum of one year.

(ii) No minimum vesting period applies to grants issued in payment of cash amounts earned under the Company’s annual incentive plan or to grants made under Section 5.3(c).

(b) An acceleration of the expiration of the applicable vesting period shall occur (i) as provided under Section 13.3 in the event of termination of Employment under the circumstances provided in the Award Agreement and (ii) as described in Section 12 in the event of a Change of Control of the Company.

9.3 Dividend Equivalent Accounts.  Subject to the terms and conditions of this Plan and the applicable Award Agreement, as well as any procedures established by the Committee, the Committee may determine to pay dividend equivalent rights with respect to RSUs, in which case, unless determined by the Committee to be paid currently, the Company shall establish an account for the Participant and reflect in that account any securities, cash, or other property comprising any dividend or property distribution with respect to the Share underlying each RSU.  The Participant shall have rights to the amounts or other property credited to such account.

9.4 Rights as a Stockholder.  Subject to the restrictions imposed under the terms and conditions of this Plan and subject to any other restrictions that may be imposed in the Award Agreement, each Participant receiving Restricted Stock Units shall have no rights as a stockholder with respect to such Restricted Stock Units until such time as Shares are issued to the Participant.

10. Other Stock-Based Awards.

10.1 Grant of Other Stock-Based Awards.  Subject to the limitations described in Section 10.2 hereof, the Committee may grant to eligible Participants Other Stock-Based Awards, which shall consist of awards (other than Options, Restricted Stock, RSUs, or SARs described in Sections 6 through 9 hereof) paid out in Shares or the value of which is based in whole or in part on the value of Shares.  Other Stock-Based Awards may be Awards of Shares, Awards of phantom stock, or may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares of, or appreciation in the value of, Common Stock (including, without limitation, securities convertible or exchangeable into or exercisable for Shares), as deemed by the Committee consistent with the purposes of this Plan.  The Committee shall determine the terms and conditions of any Other Stock-Based Award (including which rights of a stockholder, if any, the recipient shall have with respect to Common Stock associated with any such Award) and may provide that such Award is payable in whole or in part in cash.  An Other Stock-Based Award may be subject to the attainment of such specified performance goals or targets as the Committee may determine, subject to the provisions of this Plan.  To the extent that an Other Stock-Based Award is intended to qualify as “performance-based compensation” under Section 162(m), it must be granted subject to the attainment of performance goals as described in Section 11 below and meet the additional requirements imposed by Section 162(m).

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10.2 Vesting Period.

(a) Other Stock-Based Awards granted under this Section 10 shall be subject to a minimum vesting period of three years, with incremental vesting of portions of the Award over the three-year period permitted, with the following exceptions:

(i) If the vesting of the Award is based upon the attainment of performance goals as described in Section 11, the Award shall be subject to a minimum vesting period of one year.

(ii) No minimum vesting period applies to grants issued in payment of cash amounts earned under the Company’s annual incentive plan or to grants made under Section 5.3(c).

(b) An acceleration of the expiration of the applicable vesting period shall occur (i) as provided under Section 13.3 in the event of termination of Employment under the circumstances provided in the Award Agreement and (ii) as described in Section 12 in the event of a Change of Control of the Company.

11. Performance Goals for Section 162(m) Awards.

11.1 Performance Goals.  To the extent that shares of Restricted Stock, RSUs, or Other Stock-Based Awards granted under the Plan are intended to qualify as “performance-based compensation” under Section 162(m), the vesting, grant, or payment of such Awards shall be conditioned on the achievement of one or more performance goals and must satisfy the other requirements of Section 162(m).  The performance goals pursuant to which such Awards shall vest, be granted, or be paid out shall be any or a combination of the following performance measures applied to the Company, a division, or a Subsidiary: earnings per share; net revenues or margins; cash flow; operating margin; return on net assets, investment, capital, or equity; an economic value added measure; direct contribution; net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; working capital; management of fixed costs or variable costs; identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; total stockholder return; and debt reduction.  For any performance period, such performance objectives may be measured on an absolute basis or relative to a group of peer companies selected by the Committee, relative to internal goals or relative to levels attained in prior years.

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11.2 Limited Adjustments.  The performance goals may be subject to such adjustments as are specified in advance by the Committee in accordance with Section 162(m), including without limitation: (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges; (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; or (iii) a change in accounting standards required by generally accepted accounting principles.

11.3 Committee Certification.  No Participant shall receive any payment under the Plan unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as “performance-based compensation” under Section 162(m).

12. Change of Control.

12.1 Change of Control Defined.  Unless otherwise provided in an Award Agreement, Change of Control shall mean:

(a) the acquisition by any Person of Beneficial Ownership of more than 50 percent of the outstanding Shares; provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control:

(i) any acquisition of Common Stock directly from the Company,

(ii) any acquisition of Common Stock by the Company,

(iii) any acquisition of Common Stock by any employee benefit plan, including without limitation an employee stock ownership plan, (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or

(iv) any acquisition of Common Stock by any corporation or entity pursuant to a transaction that does not constitute a Change of Control under Section 12.1(c); or

(b) members of the Incumbent Board cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Approval Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, unless such individual’s initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Incumbent Board; or

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(c) a Business Combination, in each case, unless, following such Business Combination,

(i) all or substantially all of the Persons who were the Beneficial Owners of the Company’s outstanding common stock and the Company’s voting securities entitled to vote generally in the election of directors immediately prior to such Business Combination have direct or indirect Beneficial Ownership, respectively, of more than 50 percent of the then outstanding shares of common stock, and more than 50 percent of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the Post-Transaction Corporation, and

(ii) except to the extent that such ownership existed prior to the Business Combination, no Person (excluding the Post-Transaction Corporation and any employee benefit plan or related trust of either the Company or the Post-Transaction Corporation) Beneficially Owns, directly or indirectly, 20 percent or more of the then-outstanding shares of common stock of the corporation resulting from such Business Combination or 20 percent or more of the combined voting power of the then-outstanding voting securities of such corporation, and

(iii) at least a majority of the members of the board of directors of the Post-Transaction Corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(d) approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company.

12.2 Effect of a Change of Control.

(a) Unless otherwise provided in the applicable Award Agreement, immediately prior to the consummation of any Change of Control, all outstanding Awards granted pursuant to the Plan shall automatically become fully vested and exercisable, all restrictions or limitations on any Awards shall lapse and all performance criteria and other conditions relating to the payment of Awards shall be deemed to be achieved or waived by the Company without the necessity of action by any Person.

(b) As used in this Section 12.2, “immediately prior” to the Change of Control shall mean sufficiently in advance of the Change of Control to permit the grantee to take all steps reasonably necessary (i) to exercise any Option or SAR fully, and (ii) to deal with the shares purchased or acquired under any Award so that all types of shares may be treated in the same manner in connection with the Change of Control as the Shares of other stockholders.

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12.3 Committee Discretion to Set Terms of Exercise or Exchange.

(a) No later than 30 days after the approval by the Board of a Change of Control of the types described in subsections (c) or (d) of Section 12.1 and no later than 30 days after a Change of Control of the type described in subsections (a) or (b) of Section 12.1, the Committee (as the Committee was composed immediately prior to such Change of Control and notwithstanding any removal or attempted removal of some or all of the members thereof as directors or Committee members), acting in its sole discretion without the consent or approval of any Participant, may act to effect one or more of the alternatives listed below and such act by the Committee may not be revoked or rescinded by persons not members of the Committee immediately prior to the Change of Control:

(i) accelerate the vesting of any Awards which did not automatically accelerate under the terms of this Plan and/or the applicable Award Agreement;

(ii) require that all outstanding Options and SARs be exercised on or before a specified date (before or after such Change of Control) fixed by the Committee, after which specified date all unexercised Options and SARs shall terminate,

(iii) make such equitable adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary),

(iv) provide for mandatory conversion of some or all of the outstanding Options and SARs held by some or all Participants as of a date, before or after such Change of Control, specified by the Committee, in which event such Options and SARs shall be deemed automatically cancelled and the Company shall pay, or cause to be paid, to each such Participant an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option and SAR, as defined and calculated above, over the exercise price(s) of such Options and SARs or, in lieu of such cash payment, the issuance of Common Stock or securities of an acquiring entity having a Fair Market Value equal to such excess, or

(v) provide that thereafter upon any exercise of an Option or SAR the Participant shall be entitled to purchase under such Option or SAR, in lieu of the number of Shares then covered by such Option or SAR, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Participant would have been entitled pursuant to the terms of the agreement providing for the reorganization, merger, consolidation, or asset sale, if, immediately prior to such Change of Control, the Participant had been the holder of record of the number of Shares then covered by such Options and SARs.

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(b) For purposes of this Section 12.3, Change of Control Value shall equal the amount determined by whichever of the following items is applicable:

(i) the per share price to be paid to stockholders of the Company in any such merger, consolidation, or other reorganization;

(ii) the price per share offered to stockholders of the Company in any tender offer or exchange offer whereby a Change of Control takes place;

(iii) in all other events, the Fair Market Value per share of Common Stock into which such Options being converted are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of conversion of such Options; or

(iv) in the event that the consideration offered to stockholders of the Company in any transaction described in this Section 12 consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered that is other than cash.

13. General.

13.1 Duration.  No Awards may be granted under the Plan after April 13, 2021; provided, however, that subject to Section 13.9, the Plan shall remain in effect after such date with respect to Awards granted prior to that date, until all such Awards have either been satisfied by the issuance of Shares or otherwise been terminated under the terms of the Plan and all restrictions imposed on Shares in connection with their issuance under the Plan have lapsed.

13.2 Transferability.

(a) No Awards granted hereunder may be transferred, pledged, assigned, or otherwise encumbered by a Participant except:

(i) by will;

(ii) by the laws of descent and distribution; or

(iii) as to Options only, if permitted by the Committee and so provided in the Award Agreement or an amendment thereto, (1) to Immediate Family Members, (2) to a partnership in which the Participant and/or Immediate Family Members, or entities in which the Participant and/or Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the sole partners, (3) to a limited liability company in which the Participant and/or Immediate Family Members, or entities in which the Participant and/or Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the sole members, or (4) to a trust for the sole benefit of the Participant and/or Immediate Family Members.

(b) To the extent that an Incentive Stock Option is permitted to be transferred during the lifetime of the Participant, it shall be treated thereafter as a Nonqualified Stock Option.  Any attempted assignment, transfer, pledge, hypothecation or other disposition of Awards, or levy of attachment or similar process upon Awards not specifically permitted herein, shall be null and void and without effect.

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13.3 Effect of Termination of Employment or Death.  In the event that a Participant’s Employment terminates for any reason, including death, disability, early retirement or normal retirement, any Awards may be exercised, shall vest or shall expire at such times as may be determined by the Committee and provided in the Award Agreement.

13.4 Additional Conditions. Anything in this Plan to the contrary notwithstanding:  (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of grant of any Award or the issuance of any Shares pursuant to any Award, require the recipient of the Award, as a condition to the receipt thereof or to the receipt of Shares issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Award or the Shares issued pursuant thereto for his own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Award or the Shares issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the grant of any Award, the issuance of Shares pursuant thereto, or the removal of any restrictions imposed on such shares, such Award shall not be granted or such Shares shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

13.5 Adjustment.  In the event of any recapitalization, reclassification, stock dividend, stock split, combination of shares or other similar change in the Common Stock, the number of Shares then subject to the Plan, including Shares subject to outstanding Awards, and any and all other limitations provided in the Plan limiting the number of Shares that may be issued hereunder, shall be adjusted in proportion to the change in outstanding Shares.  In the event of any such adjustments, the price of any Option, the Base Price of any SAR and the performance objectives of any Award shall also be adjusted to provide Participants with the same relative rights before and after such adjustment.  No substitution or adjustment shall require the Company to issue a fractional Share under the Plan and the substitution or adjustment shall be limited by deleting any fractional Share.

13.6 Repricing.  Except for adjustments pursuant to Section 13.5 or actions permitted to be taken by the Committee under Section 12 in the event of a Change of Control, unless approved by the stockholders of the Company, (a) the exercise or base price for any outstanding Option or SAR granted under this Plan may not be decreased after the Date of Grant; and (b) an outstanding Option or SAR that has been granted under this Plan may not, as of any date that such Option or SAR has a per share exercise price that is greater than the then-current Fair Market Value of a Share, be surrendered to the Company as consideration for the grant of a new Option or SAR with a lower exercise price, shares of Restricted Stock, RSUs, an Other Stock-Based Award, a cash payment, or Shares.

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13.7 Withholding.

(a) The Company shall have the right to withhold from any payments made or stock issued under the Plan or to collect as a condition of payment, issuance or vesting, any taxes required by law to be withheld.  At any time that a Participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with an Award, the Participant may, subject to Section 13.7(b) below, satisfy this obligation in whole or in part by electing (the “Election”) to deliver currently owned Shares or to have the Company withhold Shares, in each case having a value equal to the minimum statutory amount required to be withheld under federal, state and local law.  The value of the shares to be delivered or withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (“Tax Date”).

(b) Each Election must be made prior to the Tax Date.  For Participants who are not subject to Section 16 of the Exchange Act, the Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Award that the right to make Elections shall not apply to such Award.  If a Participant makes an election under Section 83(b) of the Code with respect to shares of Restricted Stock, an Election to have shares withheld to satisfy withholding taxes is not permitted to be made.

13.8 No Continued Employment.  No Participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation.

13.9 Amendments to or Termination of the Plan. The Board may amend or discontinue this Plan at any time; provided, however, that no such amendment may:

(a) amend Section 13.6 to permit repricing of Options or SARs without the approval of stockholders;

(b) materially impair, without the consent of the recipient, an Award previously granted, except that the Company retains all of its rights under Section 12; or

(c) materially revise the Plan without the approval of the stockholders.  A material revision of the Plan includes (i) except for adjustments permitted herein, a material increase to the maximum number of Shares that may be issued through the Plan, (ii) a material increase to the benefits accruing to Participants under the Plan, (iii) a material expansion of the classes of persons eligible to participate in the Plan, (iv) an expansion of the types of Awards available for grant under the Plan, (v) a material extension of the term of the Plan and (vi) a material change that reduces the price at which Shares may be offered through the Plan.

*           *           *

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Appendix

DEFINITIONS

Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary.

“Applicable Laws” mean the requirements relating to the administration of equity compensation plans under Delaware corporate and securities laws, U.S. federal and securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted, and the applicable laws of any other jurisdiction where Awards are granted under the Plan.

“Approval Date” means the date of the Board’s approval of this Plan.

“Award” means any award granted pursuant to the terms of this Plan including Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards.

“Award Agreement” means any written or electronic notice of grant, agreement, contract, or other instrument or document evidencing any Award, which the Company may, but need not, require a Participant to execute, acknowledge, or accept, as each such agreement may be amended from time to time according to its terms and in compliance with this Plan.

“Base Price” has the meaning provided in Section 7.5(a)(i).

“Beneficial Owner” (and variants thereof) with respect to a security means a Person who, directly or indirectly (through any contract, understanding, relationship, or otherwise), has or shares (i) the power to vote, or direct the voting of, the security, and/or (ii) the power to dispose of, or to direct the disposition of, the security.

“Board” means the board of directors of the Company.

“Business Combination” means the consummation of a reorganization, merger, or consolidation (including a merger or consolidation of the Company or any direct or indirect subsidiary of the Company), or sale or other disposition of all or substantially all of the assets of Company.

“Cause”, with respect to any Participant, has the meaning provided in the applicable Award Agreement.  In the absence of such definition in the Award Agreement, “Cause” has the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform his or her duties as assigned by the Company (or a Related Entity) in a reasonable manner; (ii) any material violation or material breach by the Participant of his or her employment, consulting or other similar agreement with the Company (or a Related Entity), if any; (iii) any violation or breach by the Participant of any confidential information and invention assignment, non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, if any; (iv) any act by the Participant of dishonesty or bad faith with respect to the Company (or a Related Entity); (v) any material violation or breach by the Participant of the Company’s or a Related Entity’s policy for employee conduct, if any; (vi) use of alcohol, drugs, or other similar substances in a manner that adversely affects the Participant’s work performance; or (vii) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity.  The good faith determination of the Committee as to whether the Participant’s Employment has been terminated for “Cause” shall be final and binding on all parties and for all purposes hereunder.

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“Code” means the Internal Revenue Code of 1986, as amended and in effect, or any successor statute.

“Change in Control” and “Change of Control Value” have the meaning provided in Section 12.

“Common Stock” means the Company’s common stock, $0.001 par value per share.

“Committee” means the Compensation Committee of the Board, or a subcommittee thereof, in either case with no fewer than two members, each of whom qualifies as (a) a “non-employee director” under Rule 16b-3 under the Exchange Act or any successor rule and (b) an “outside director” under Section 162(m) of the Code; or such other Person acting pursuant to administrative authority validly granted under Section 3.2.

“Company” has the meaning provided in the Preamble.

“Date of Grant” means the date a particular Award is granted to a Participant by the Committee.

“Disability” means a permanent and total disability within the meaning of Section 22(e) of the Code, as determined by a medical doctor satisfactory to the Committee.

“Election” has the meaning provided in Section 13.7(a).

“Employment” means a Participant’s employment or other service relationship with the Company or any Related Entity.  Employment will be deemed to continue, unless the Committee expressly provides otherwise, so long as the Participant is employed by, or otherwise providing services in a capacity contemplated by Section 3.1 to, the Company or any Related Entity.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Date” has the meaning provided in Section 7.4.

“Fair Market Value” of a Share or other security means the reported closing sale price of that security as of the given date or, if there was no sale on that date, then the closing sale price on the last previous date on which the security was traded, provided that there is a Public Market for that security.  In all other instances, it means the fair market value of Shares, Awards, or other property as determined by the Committee by the reasonable application of a reasonable valuation method and in accordance with Section 409A, including, but not limited to (i) an independent valuation no more than 12 months old at the Date of Grant, (ii) a fair market valuation formula also used for business transactions, or (iii) a written report prepared by an experienced individual (who need not be independent) that takes into account all relevant factors, including control premiums or discounts for lack of marketability, all in compliance with the requirements of Section 409A.

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“Good Reason”, with respect to any Participant, has the meaning provided in the applicable Award Agreement.  In the absence of such definition in the Award Agreement, “Good Reason” has the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company (or a Related Entity) which results in a material diminution in such duties or responsibilities, excluding for this purpose an isolated, insubstantial, and inadvertent action not taken in bad faith and which is remedied by the Company (or a Related Entity) promptly after receipt of notice thereof given by the Participant; (ii) any material failure by the Company (or a Related Entity) to comply with its material obligations to the Participant as agreed upon, other than an isolated, insubstantial, and inadvertent failure not occurring in bad faith and which is remedied by the Company (or a Related Entity) promptly after receipt of notice thereof given by the Participant; (iii) the Company’s (or Related Entity’s) requiring the Participant to be based at any office or location more than 50 miles from the location of employment immediately prior to such relocation, except for travel reasonably required in the performance of the Participant’s responsibilities; (iv) any purported termination by the Company (or a Related Entity) of the Participant’s Employment otherwise than for Cause, death, or by reason of the Participant’s Disability; or (v) any reduction in the Participant’s base salary.

“Immediate Family Members” mean the spouse and natural or adopted children or grandchildren of the Participant and his or her spouse.

“Incentive Stock Option” means an Option granted under Section 6 of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

“Incumbent Board” means the individuals who, as of the Approval Date, constitute the Board.

“Nonqualified Stock Option” means an Option granted under Section 6 of the Plan that is not intended to be an Incentive Stock Option.

“Option” means an option granted under Section 6 of the Plan, whether as an Incentive Stock Option or as a Nonqualified Stock Option.

“Other Stock-Based Award” shall mean any right or Award granted under Section 10 of the Plan.

“Outside Directors” shall mean members of the Board who are not employees of the Company or any Related Entity.

“Parent” means any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations ending with the Company, if each of the corporations (other than the Company) owns stock possessing fifty percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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“Participant” means Person who is eligible for and selected to receive an Award under Section 3.

“Person” means a natural person, company, limited partnership, general partnership, limited liability company or partnership, joint venture, association, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and a government or agency or political subdivision thereof.  For purposes of Section 12, the term “Person” does not include an underwriter temporarily holding a security pursuant to an offering of the security.

“Plan” means this Stock Incentive Plan as defined in the Preamble, as it may be amended from time to time according to its terms.

“Post-Transaction Corporation” means the Company after the Change of Control, unless the Change of Control includes a Business Combination.  If a Change of Control includes a Business Combination, Post-Transaction Corporation shall mean the corporation resulting from such Business Combination, including a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries.

A “Public Market” for the Common Stock or any other security for which the Committee must determine Fair Market Value is deemed to exist if the security (i) is listed on a national securities exchange (as that term is used in the Exchange Act) or (ii) is traded on the over-the-counter market and prices are published daily on business days in a recognized financial journal.

“Restricted Period” has the meaning provided in Section 8.2(a).

“Restricted Stock” means any restricted stock granted under Section 8 of the Plan.

“Restricted Stock Unit” or “RSU” means any restricted stock unit granted under Section 9 of the Plan.

“Related Entity” means any Subsidiary and any business, corporation, partnership, limited liability company, or other entity designated by the Committee in which the Company, a Parent, or a Subsidiary holds a substantial ownership interest, whether directly or indirectly.

“Section 162(m)” means Section 162(m) of the Code, and the regulations and guidance thereunder.

“Section 409A” means Section 409A of the Code, and the regulations and guidance thereunder.

“Share” means a share of the Company’s Common Stock, and a share of such other securities as may be substituted (or resubstituted) for Common Stock under Section 13.5.

“Stock Appreciation Right” or “SAR” means any right granted under Section 7 of the Plan.

“Subsidiary” means any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Tax Date” has the meaning provided in Section 13.7(e).

*           *           *

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8850 DOUBLE DIAMOND PARKWAY RENO, NEVADA 89521
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting  date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC  DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent  to receiving all future proxy statements,  proxy cards and  annual  reports  electronically via e-mail or the  Internet.  To  sign up  for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted,  indicate that you agree to receive or access proxy materials electronically in future  years.

VOTE BY PHONE  - 1-800-690-6903
Use any touch-tone   telephone   to  transmit  your voting  instructions  up  until 11:59  P.M. Eastern  Time  the  day before  the  cut-off  date  or meeting  date. Have your proxy card in hand when you call and then  follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS

Votes must be indicated (x) in Black or Blue ink.

1.	ELECTION OF DIRECTORS:	FOR all nominees listed below.	[ ]	WITHHOLD AUTHORITY to vote for all nominees listed below.	[ ]	*EXCEPTIONS	[ ]

Nominees:	(1) Richard H. Irvine	(3) Scott H. Shackelton
	(2) Kevin Y. Painter	(4) Donald K. Whitaker

(INSTRUCTIONS:  To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

*Exceptions____________________________________________________________________________

2.           Proposal to ratify the appointment of Piercy Bowler Taylor & Kern as the independent auditors of the Company for the fiscal year ending October, 30 2011.

FOR  [ ]                                           AGAINST  [ ]                                           ABSTAIN  [ ]

3.           Proposal to approve the GameTech International, Inc. 2011 Stock Incentive Plan.

FOR  [ ]                                           AGAINST  [ ]                                           ABSTAIN  [ ]

and upon such matters which may properly come before the meeting or any adjournment thereof.

Mark here for address change or comments  [ ]

(This Proxy should be dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope.  Persons signing in a fiduciary capacity should so indicate.  If shares are held by joint tenants or as community property, both stockholders should sign. When signing as attorney, executor, administrator, trustee or guardian please give full title)

Date______________________________________

Share Owner sign here

Co-Owner sign here

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on April 13, 2011.

The Company’s Annual Report to Stockholders and Proxy Statement are available on the Internet at www.proxyvote.com

GAMETECH INTERNATIONAL, INC.
2011 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of GAMETECH INTERNATIONAL, INC., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated March 7, 2011, and hereby appoints William P. Fasig and James Robertson, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2011 Annual Meeting of Stockholders of the Company, to be held on Wednesday, April 13, 2011 at 9:00 a.m., local time, at the Company’s corporate headquarters at 8850 Double Diamond Parkway, Reno, Nevada, 89521, and at any adjournment or adjournments thereof, and to vote all shares of the Company’s Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR election of each of the director nominees; FOR the ratification of the appointment of Piercy Bowler Taylor & Kern, an independent registered public accounting firm, as the independent auditors of the Company for the fiscal year ending October 30, 2011; FOR the adoption of the GameTech International, Inc. 2011 Stock Incentive Plan; and as the Board of Directors may recommend on such other matters as may come before the meeting.

A majority of such proxies or substitutes as shall be present and shall act at the meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said proxies hereunder.

(Continued and to be signed and dated on the other side.)

GAMETECH INTERNATIONAL, INC.
8850 Double Diamond Parkway
Reno, Nevada 89521